                                                    Registration Nos. 33-80195
                                                                      811-9142

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
     Pre-Effective Amendment No.                                          [ ]
     Post-Effective Amendment No. 15                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
  Amendment No. 14                                                        [X]

                        (Check appropriate box or boxes.)

                          THE NAVELLIER PERFORMANCE FUNDS
                         ---------------------------------
               (Exact name of registrant as specified in charter)

          One East Liberty, Third Floor
          Reno, Nevada                                              89501
          ---------------------------------------               -------------
          (Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

                                Arjen Kuyper
                          The Navellier Performance Funds
                         One East Liberty, Third Floor
                              Reno, Nevada 89501

                     (Name and Address of Agent For Service)

                                    Copy to:

                             Samuel Kornhauser, Esq.
                        Law Offices of Samuel Kornhauser
                         155 Jackson Street, Suite 1807
                            San Francisco, CA 94111
                                 (415) 981-6281

It is proposed that this filing will become effective:

     _X_ immediately upon filing pursuant to paragraph (b) ___ 60 days after filing pursuant to paragraph (a)(1)
     ___  on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:
     Investment Company Shares

                              CROSS REFERENCE SHEET
                             (required by Rule 495)

Item No.                                            Location
--------                                            ----------------------------
                                     PART A

Item 1.   Front and Back Cover Pages.............  Front and Back Cover Pages

Item 2.   Risk/Return Summary: Investments,
          Risks and Performance..................  The Principal Risks; How the Portfolio
                                                   Has Performed

Item 3.   Risk/Return Summary: Fee Table.........  Fees and Expenses of the Portfolio

Item 4.   Investment Objectives, Principal
          Investment Strategies, and Related
          Risks..................................  Our Principal Strategy


Item 5.   Management's Discussion of Fund
          Performance............................  Not Applicable

Item 6.   Management, Organization, and
          Capital Structure......................  Who is Responsible for the Portfolios

Item 7.   Shareholder Information................  Account Policies; How to Buy, Sell and
                                                   Exchange Shares; Understanding Taxes;
                                                   Understanding Earnings

Item 8.   Distribution Arrangements..............  How to Buy, Sell and Exchange Shares

Item 9.   Financial Highlights Information........  Financial Highlights

                                     PART B

Item 10.  Cover Page and Table of Contents.......  Cover Page and Table of Contents

Item 11.  Fund History...........................  General Information and History
Item 12.  Description of the Fund and Its
          Investments and Risks..................  Investment Objectives and Policies

Item 13.  Management of the Fund.................  Trustees and Officers of the Fund

Item 14.  Control Persons and Principal
          Holders of Securities..................  Control Persons and Principal Holders
                                                   of Securities

Item 15.  Investment Advisory and Other
          Services...............................  The Investment Advisor, Distributor,
                                                   Custodian and Transfer Agent

Item 16.  Brokerage Allocations and Other
          Practices..............................  Brokerage Allocation and Other Practices

Item 17.  Capital Stock and Other
          Securities.............................  Capital Stock and Other Securities

Item 18.  Purchase, Redemption and
          Pricing of Shares......................  Purchase, Redemption, and Pricing of
                                                   Shares

Item 19.  Taxation of the Fund...................   Taxes

Item 20.  Underwriters...........................   Underwriters

Item 21.  Calculation of Performance Data........   Calculation of Performance
                                                    Data

Item 22.  Financial Statements...................   Financial Statements

                                    PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


                               EXPLANATORY NOTE

-------------------------------------------------------------------------------
The purpose of this filing is to separate the prospectus of the Navellier Aggressive Small Cap Equity Portfolio from Part A of the Registration Statement of the Navellier Performance Funds. A separate Prospectus for the Navellier Aggressive Small Cap Equity Portfolio is provided in Part A of Post Effective Amendment 16 to this Registration Statement. A Statement of Additional Information for all Portfolios of the Fund, including the Navellier
Aggressive Small Cap Equity Portfolio is included in the Registration
Statement of the Navellier Performance Funds as amended by Post Effective Amendment 15 filed May 1, 2000.

The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.
--------------------------------------------------------------------------------

                                     [LOGO]

                                 THE NAVELLIER
                               PERFORMANCE FUNDS

                                 INVESTING FOR
                            LONG-TERM CAPITAL GROWTH


                          Prospectus dated May 1, 2000


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR ANY OTHER MUTUAL FUND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

TABLE OF CONTENTS
-----------------------------------------------------------------


INTRODUCING OUR PORTFOLIOS..................................    1

LARGE CAP VALUE PORTFOLIO...................................    2

LARGE CAP GROWTH PORTFOLIO..................................    5

MID CAP GROWTH PORTFOLIO....................................    8

INTERNATIONAL EQUITY PORTFOLIO..............................   11

AGGRESSIVE MICRO CAP PORTFOLIO..............................   14

AGGRESSIVE GROWTH PORTFOLIO.................................   17

SMALL CAP VALUE PORTFOLIO...................................   20

FINANCIAL HIGHLIGHTS........................................   23

WHO IS RESPONSIBLE FOR THE PORTFOLIOS.......................   28
    Investment advisor......................................   28
    Sub-advisor.............................................   28
    Outside consultant......................................   28
    Distributor.............................................   29

ACCOUNT POLICIES............................................   29

UNDERSTANDING EARNINGS......................................   29

UNDERSTANDING TAXES.........................................   30

HOW TO BUY, SELL, AND EXCHANGE SHARES.......................   31
    Buying shares...........................................   32
    Selling or exchanging shares............................   33
    Buying or selling through selected broker-dealers.......   34

NEED TO KNOW MORE? (BACK COVER).............................   35


    More detailed information on subjects covered in this prospectus are contained within the Statement of Additional Information (SAI). Investors seeking more in-depth explanations of these Portfolios should request the SAI to review it before purchasing shares of any of the Portfolios.

INTRODUCING OUR PORTFOLIOS
-----------------------------------------------------------------
WHO SHOULD INVEST IN OUR PORTFOLIOS?
    The Navellier Performance Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. These Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Performance Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OUR PORTFOLIOS
    All Navellier Performance Portfolios have the same investment goal: to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

WHAT KIND OF FUND ARE WE?
    The Navellier Portfolios are "no-load." This means there is no initial sales charge for buying or selling shares.

KEY DEFINITIONS
    "We", "Us" and "Our" -- means the Navellier Performance Fund.
    "You" and "Your" -- mean the prospective investor.
    "Fund" -- means all eight Navellier Performance Portfolios.
    "Portfolio" -- refers to each individual Performance Portfolio, which combined, make up the "Fund."

    "Market capitalization" -- means the number of shares available for trading multiplied by the price per share.


--------------------------------------------------------------------------------
LIMITED FEDERAL GUARANTEES.
THE PORTFOLIOS WILL NORMALLY HOLD LESS THAN 35% OF THEIR TOTAL ASSETS IN CASH OR CASH EQUIVALENTS (SUCH AS MONEY MARKET SECURITIES). THE ASSETS WILL MOST LIKELY BE DEPOSITED IN INTEREST BEARING ACCOUNTS, MONEY MARKET ACCOUNTS, OR MONEY MARKET MUTUAL FUNDS WITH RUSHMORE TRUST & SAVINGS, FSB. AN INVESTMENT IN THE PORTFOLIOS IS NOT A BANK DEPOSIT. PLEASE BE AWARE THAT MONEY MARKET INVESTMENTS HAVE NO FDIC PROTECTION AND THE RUSHMORE INTEREST BEARING ACCOUNT IS PROTECTED ONLY UP TO $100,000.
--------------------------------------------------------------------------------

                  CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

                 SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

THE NAVELLIER LARGE CAP VALUE PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN STOCKS OF LARGE CAPITALIZATION COMPANIES WHICH WE BELIEVE ARE SELLING AT PRICES BELOW THEIR TRUE MARKET VALUE.

OUR PRINCIPAL STRATEGY
    This Portfolio is designed to buy undervalued stocks which we believe will increase in value over a long-term period. Most often, we buy common stocks of companies whose current and projected price to earnings, price to book and other value ratios are lower than the market's average ratios as measured by the Russell 1000 Value Index.

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to analyze criteria such as dividend yields, book to price, present value of growth opportunities, and other value variables for all actively traded stocks on U.S. domestic exchanges.

    The stocks with the best combination of valuation ratios and return potential are blended into a diversified portfolio. This portfolio is designed to have the best possible return at a reasonable risk level.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND REWEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS.
--------------------------------------------------------------------------------

WHAT WE INVEST IN
    Under normal conditions, the Portfolio invests at least 65% of its total assets in companies with market capitalization over $5 billion. The remaining 35% may be invested in other types of securities, such as:

    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

    - up to 25% of its total assets in foreign securities traded on the United States market.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     VALUE INVESTING RISK. The portfolio manager's judgement may be incorrect when a particular security is assumed to be undervalued in relation to the company's fundamental economic value.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.
THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Large Cap Value Portfolio.

Exchange Fee (1)........................  0-$5

 (1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                   (as a % of average daily net assets)
Management Fees................................   0.75%
Distribution (and/or service)(12b-1) Fees......   0.25%
Other Expenses.................................   9.14%
    Administration Fees.................  0.25%
    Other Operating Expenses............  8.89%
Total Annual Portfolio Operating Expenses......  10.14%
Expense Reimbursement (2)......................   8.74%
Net Annual Portfolio Operating Expenses........   1.40%


 (2) Reflects Navellier's contractual reimbursement of a portion of the portfolio's operating expenses.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..................................   $143
3 years.................................  $3,730
5 years.................................  $5,672
10 years................................  $9,140

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.
THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, AND DISTRIBUTING ITS SHARES. THESE ARE COMMONLY CALLED "12B-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The charts below give some indication of the risks of investing in the Large Cap Value Portfolio.

                                LARGE CAP VALUE
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997*   1.18%
1998   20.48%
1999    4.24%

* FROM COMMENCEMENT OF OPERATIONS DECEMBER 19, 1997

     YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


       1997*   1.18%
       1998   20.48%
       1999    4.24%



    * Inception Dec. 19, 1997


     HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on December 19, 1997.


    4th quarter 1998 - up 15.68%                  3rd quarter 1999 - down 10.01%


     AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 1000 Value Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                          ONE YEAR   SINCE INCEPTION (1)
--------------------------------------------------------------------------
Large Cap Value Portfolio...............    4.24%               12.51%
Russell 1000 Value Index................    7.35%               12.52%


 (1) The effective date of the Large Cap Value Portfolio was December 19, 1997. Performance was measured against the Russell 1000 Value Index as of December 19, 1997.

THE NAVELLIER LARGE CAP GROWTH PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF LARGE CAPITALIZATION COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY
    This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

    We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates.

    Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

    Stocks with the best combination of growth ratios are blended into a non-diversified portfolio.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND REWEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS.
--------------------------------------------------------------------------------

WHAT WE INVEST IN
    Under normal conditions, the Portfolio invests at least 65% of its total assets in companies with market capitalization over $5 billion. The remaining 35% may be invested in other types of securities, such as:

    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

    - up to 25% of its total assets in foreign securities traded on the United States market.

    This Portfolio is a "non-diversified" portfolio, which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in any one industry. We often invest a significant portion of the Portfolio's total assets in selected stocks, so this Portfolio offers greater potential for capital appreciation as well as greater risk of loss.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     NON-DIVERSIFICATION. This Portfolio may involve more risk than other Navellier Performance Portfolios. This is because a "non-diversified" Portfolio can invest up to 25% of its total assets in a single company or industry, and the price movements of a stock that is a large part of a Portfolio's holdings will have more impact on the overall value of the Portfolio. The larger the holding, the greater the impact. In recognition of this risk, this Portfolio may only invest up to 10% of its total assets in one company and up to 25% of its total assets in one industry.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.
THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Large Cap Growth Portfolio.

Exchange Fee (1)........................  0-$5

 (1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                    (as a % of average daily net assets)
Management Fees.................................   0.84%
Distribution (and/or service)(12b-1) Fees.......   0.25%
Other Expenses..................................   1.66%
    Administration Fees.................   0.25%
    Other Operating Expenses............   1.41%
Total Annual Portfolio Operating Expenses.......   2.75%
Expense Reimbursement (2).......................   1.26%
Net Annual Portfolio Operating Expenses.........   1.49%


 (2) Reflects Navellier's contractual reimbursement of a portion of the portfolio's operating expenses.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..................................   $152
3 years.................................  $2,568
5 years.................................  $4,109
10 years................................  $7,441

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.

THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, AND DISTRIBUTING ITS SHARES. THESE ARE COMMONLY CALLED "12B-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The charts below give some indication of the risks of investing in the Large Cap Growth Portfolio.

                                LARGE CAP GROWTH
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997*   2.56%
1998   41.17%
1999   63.03%

* FROM COMMENCEMENT OF OPERATIONS DECEMBER 19, 1997

     YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


       1997*   2.56%
       1998   41.17%
       1999   63.03%



    * Inception Dec. 19, 1997


     HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on December 19, 1997.


    4th quarter 1999 - up 40.00%               3rd quarter 1998 - down 7.59%


     AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 1000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                          ONE YEAR   SINCE INCEPTION (1)
--------------------------------------------------------------------------
Large Cap Growth Portfolio..............   63.03%               52.57%
Russell 1000 Growth Index...............   21.04%               25.80%


 (1) The effective date of the Large Cap Growth Portfolio was December 19, 1997. Performance was measured against the Russell 1000 Growth Index as of December 19, 1997.

THE NAVELLIER MID CAP GROWTH PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF MID-CAPITALIZATION COMPANIES WHICH ALSO HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY
    This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

    We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

    Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

    Stocks with the best combination of growth ratios are blended into a diversified portfolio.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND REWEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS.
--------------------------------------------------------------------------------

WHAT WE INVEST IN

    Under normal conditions, the Portfolio invests at least 65% of its total assets in companies with market capitalization between $2 and $10 billion. The remaining 35% may be invested in other types of securities, such as:


    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

    - up to 25% of its total assets in foreign securities traded on the United States market.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in this Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     LIQUIDITY RISK. Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.

THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE PORTFOLIO*

    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Mid Cap Growth Portfolio.

Exchange Fee (1)........................  0-$5

 (1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                    (as a % of average daily net assets)
Management Fees.................................   0.84%
Distribution (and/or service)(12b-1) Fees.......   0.25%
Other Expenses..................................   0.60%
    Administration Fees.................   0.25%
    Other Operating Expenses............   0.35%
Total Annual Portfolio Operating Expenses.......   1.69%
Expense Reimbursement (2).......................   0.20%
Net Annual Portfolio Operating Expenses.........   1.49%


 (2) Reflects Navellier's contractual waiver reimbursement of a portion of the portfolio's operating expenses.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses NET annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..................................   $152
3 years.................................   $796
5 years.................................  $1,360
10 years................................  $2,895


   * A separate class of shares -- Class I shares -- to the Mid Cap Growth Portfolio of the Fund are offered. A separate Prospectus and Statement of Additional Information for the Class I shares of the Mid Cap Growth Portfolio of the Fund which contain the fees and expenses applicable to the Class I shares are filed and available from the Distributor or from the SEC at the locations set forth in the "Need to Know More?" section
      at page   of this Prospectus.

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.

THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, AND DISTRIBUTING ITS SHARES. THESE ARE COMMONLY CALLED "12b-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The charts below give some indication of the risks of investing in the Mid Cap Growth Portfolio.

                                 MID CAP GROWTH
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996*    2.75%
1997    12.31%
1998    26.18%
1999   126.97%

* FROM COMMENCEMENT OF OPERATIONS NOVEMBER 26, 1996

     YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


       1996*    2.75%
       1997    12.31%
       1998    26.18%
       1999   126.97%



    * Inception Nov. 26, 1996


     HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on November 26, 1996.


    4th quarter 1999 - up 50.33%              3rd quarter 1998 - down 13.32%


     AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                          ONE YEAR   SINCE INCEPTION (1)
--------------------------------------------------------------------------
Mid Cap Growth Portfolio................  126.97%               47.18%
Russell 2000 Growth Index...............   43.09%               17.97%


 (1) The effective date of the Mid Cap Growth Portfolio was November 26, 1996. Performance was measured against the Russell 2000 Growth Index as of November 26, 1996.

THE NAVELLIER INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF FOREIGN COMPANIES IN DEVELOPED COUNTRIES.

OUR PRINCIPAL STRATEGY
    Similar to our Portfolios that invest in domestic stocks, this Portfolio uses a quantitative screening process to take advantage of inefficiencies in foreign markets. The primary focus of the Portfolio is on countries, because we have found that most of the performance in international investing can be attributed to country allocation.

    We invest in developed countries with solid economic fundamentals that we believe are selling below their true market values. Before the stock selection process begins, the countries are passed through computerized filters that adjust stock prices for differences in currency value. The actual selection process focuses on stocks that are selling at reasonable prices and considers such factors as price-to-sales, price-to-cash flow, and price-to-book ratios, as well as relative price strength and dividend yield.

    To minimize risks and protect the market value of the Portfolio's securities against adverse changes in currency values, we may buy and sell foreign currency contracts, related options, and index futures.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND REWEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND USES A SUB-ADVISOR (SEE "WHO IS RESPONSIBLE FOR THE PORTFOLIOS") TO MANAGE THIS PORTFOLIO.
--------------------------------------------------------------------------------

WHAT WE INVEST IN
    Under normal conditions, the Portfolio invests at least 65% (but is permitted to invest up to 100%) of its total assets in foreign companies of developed countries. The remaining 35% may be invested in other types of securities, such as bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The foreign stocks in this Portfolio could be more difficult to sell than U.S. investments. There could be political, economic, social or other disruptions in a foreign country that make the stocks of that country difficult or impossible to sell. Foreign stock prices are also subject to currency fluctuations. For example, if the value of the U.S. dollar rises while the value of a foreign stock's currency falls, the stock could lose value.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.

THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the International Equity Portfolio.

Exchange Fee (1)........................  0-$5

 (1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                    (as a % of average daily net assets)
Management Fees.................................   1.00%
Distribution (and/or service)(12b-1) Fees.......   0.25%
Other Expenses..................................   1.80%
    Administration Fees.................   0.25%
    Other Operating Expenses............   1.55%
Total Annual Portfolio Operating Expenses.......   3.05%
Expense Reimbursement (2).......................   1.30%
Net Annual Portfolio Operating Expenses.........   1.75%


 (2) Reflects Navellier's contractual reimbursement of a portion of the portfolio's operating expenses.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses NET annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..................................   $178
3 years.................................  $1,013
5 years.................................  $1,717
10 years................................  $3,585

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.

THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, AND DISTRIBUTING ITS SHARES. THESE ARE COMMONLY CALLED "12B-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The charts below give some indication of the risks of investing in the International Equity Portfolio.

                              INTERNATIONAL EQUITY
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997*   0.00%
1998    6.64%
1999   26.39%

* FROM COMMENCEMENT OF OPERATIONS DECEMBER 26, 1997

     YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


       1997*
       1998    6.64%
       1999   26.39%



    * Inception Dec. 26, 1997


     HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on December 26, 1997.


    4th quarter 1999 - up 32.75%              3rd quarter 1998 - down 18.63%


     AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the EAFE Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                          ONE YEAR   SINCE INCEPTION (1)
--------------------------------------------------------------------------
International Equity Portfolio..........   26.39%               15.98%
EAFE Index..............................   15.98%               22.29%


 (1) The effective date of the International Portfolio was December 26, 1997. Performance was measured against the EAFE Index as of December 26, 1997.

THE NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF MICRO-CAPITALIZATION COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY
    This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

    We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

    Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

    Stocks with the best combination of growth ratios are blended into a diversified portfolio.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND REWEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS.
--------------------------------------------------------------------------------

WHAT WE INVEST IN

    Under normal conditions, the Portfolio invests at least 65% of its total assets in companies with market capitalization under $1 billion. The remaining 35% may be invested in other types of securities, such as:


    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

    - up to 25% of its total assets in foreign securities traded on the United States market.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in this Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     LIQUIDITY. Micro capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.

THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Aggressive Micro Cap Portfolio.

Exchange Fee (1)........................  0-$5

 (1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                    (as a % of average daily net assets)
Management Fees.................................   0.84%
Distribution (and/or service)(12b-1) Fees.......   0.25%
Other Expenses..................................   1.59%
    Administration Fees.................   0.25%
    Other Operating Expenses............   1.34%
Total Annual Portfolio Operating Expenses.......   2.68%
Expense Reimbursement (2).......................   1.19%
Net Annual Portfolio Operating Expenses.........   1.49%


 (2) Reflects Navellier's contractual waiver reimbursement of a portion of the portfolio's operating expenses.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses NET annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..................................   $152
3 years.................................   $779
5 years.................................  $1,331
10 years................................  $2,836

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.
THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, AND DISTRIBUTING ITS SHARES. THESE ARE COMMONLY CALLED "12B-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The charts below give some indication of the risks of investing in the Aggressive Micro Cap Portfolio.

                              AGGRESSIVE MICRO CAP
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997*  32.76%
1998    0.10%
1999   14.79%

* FROM COMMENCEMENT OF OPERATIONS MARCH 17, 1997

     YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


       1997*  32.76%
       1998    0.10%
       1999   14.79%



    * Inception March 17, 1997


     HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on March 17, 1997.


    2nd quarter 1999 - up 20.97%              3rd quarter 1998 - down 18.80%


     AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                          ONE YEAR   SINCE INCEPTION (1)
--------------------------------------------------------------------------
Aggressive Micro Cap Portfolio..........   14.97%               16.33%
Russell 2000 Growth Index...............   43.09%               21.86%


 (1) The effective date of the Aggressive Micro Cap Portfolio was March 17, 1997. Performance was measured against the Russell 2000 Growth Index as of March 17, 1997.

THE NAVELLIER AGGRESSIVE GROWTH PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING GENERALLY IN STOCKS OF SMALL TO MEDIUM-CAPITALIZATION COMPANIES WHICH ALSO HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY
    This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

    We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

    Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

    Stocks with the best combination of growth ratios are blended into a non-diversified portfolio.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND REWEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS.
--------------------------------------------------------------------------------

WHAT WE INVEST IN
    Although there is no restriction on market capitalization, under normal conditions, the Portfolio invests at least 65% of its total assets in companies with market capitalization between $100 million and $10 billion. The remaining 35% may be invested in other types of securities, such as:

    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

    - up to 25% of its total assets in foreign securities traded on the United States market.

    This Portfolio is a "non-diversified" portfolio, which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in any one industry. We often invest a significant portion of the Portfolio's total assets in selected stocks, so this Portfolio offers greater potential for capital appreciation as well as greater risk of loss.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in this Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     NON-DIVERSIFICATION. This Portfolio may involve more risk than other Navellier Performance Portfolios. This is because a "non-diversified" Portfolio can invest up to 25% of its total assets in a single company or industry, and the price movements of a stock that is a large part of a Portfolio's holdings will have more impact on the overall value of the Portfolio. The larger the holding, the greater the impact. In recognition of this risk, this Portfolio may only invest up to 10% of its total assets in one company and up to 25% of its total assets in one industry.

     LIQUIDITY. Small capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.

THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Aggressive Growth Portfolio.

Exchange Fee (1)........................  0-$5

 (1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                    (as a % of average daily net assets)
Management Fees.................................   0.84%
Distribution (and/or service)(12b-1) Fees.......   0.25%
Other Expenses..................................   0.59%
    Administration Fees.................   0.25%
    Other Operating Expenses............   0.34%
Total Annual Portfolio Operating Expenses.......   1.68%
Expense Reimbursement (2).......................   0.18%
Net Annual Portfolio Operating Expenses.........   1.49%


 (2) Reflects Navellier's contractual reimbursement of a portion of the portfolio's operating expenses.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses NET annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..................................   $152
3 years.................................   $594
5 years.................................  $1,021
10 years................................  $2,212

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.

THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, AND DISTRIBUTING ITS SHARES. THESE ARE COMMONLY CALLED "12B-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS. "12B-1" PAYMENTS IN EXCESS OF REIMBURSABLE OPERATING EXPENSES FOR THE AGGRESSIVE GROWTH PORTFOLIO MAY BE REFUNDED TO THE PORTFOLIO.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The charts below give some indication of the risks of investing in the Aggressive Growth Portfolio.

                               AGGRESSIVE GROWTH
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995*   0.00%
1996   22.62%
1997    9.77%
1998   11.51%
1999   46.11%

* FROM COMMENCEMENT OF OPERATIONS DECEMBER 28, 1995

     YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


1995*      0%   1998   11.51%
1996   22.62%   1999   46.11%
1997    9.77%



    * Inception December 28, 1995


     HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on December 28, 1995.

    4th quarter 1998 - up 27.98%              3rd quarter 1998 - down 17.11%

     AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                          ONE YEAR   SINCE INCEPTION (1)
--------------------------------------------------------------------------
Aggressive Growth Portfolio.............   46.11%               21.60%
Russell 2000 Growth Index...............   43.09%               16.11%


 (1) The effective date of the Aggressive Growth Portfolio was December 28, 1995. Performance was measured against the Russell 1000 as of December 28, 1995.

THE NAVELLIER SMALL CAP VALUE PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF SMALL CAPITALIZATION COMPANIES WHICH WE BELIEVE ARE SELLING AT PRICES BELOW THEIR TRUE MARKET VALUE.

OUR PRINCIPAL STRATEGY
    This Portfolio is designed to buy undervalued stocks which we believe will increase in value over a long-term period. Most often, we buy common stocks of companies whose current and projected price to earnings, price to book and other value ratios are lower than the market's average ratios as measured by the Russell 2000 Value Index.

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to analyze criteria such as dividend yields, book to price, present value of growth opportunities, and other value variables for all actively traded stocks on U.S. domestic exchanges.

    The stocks with the best combination of valuation ratios and return potential are blended into a diversified portfolio. This portfolio is designed to have the best possible return at a reasonable risk level.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND REWEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS.
--------------------------------------------------------------------------------

WHAT WE INVEST IN

    Under normal conditions, the Portfolio invests at least 65% of its total assets in companies with market capitalization under $2 billion. The remaining 35% may be invested in other types of securities, such as:


    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

    - up to 25% of its total assets in foreign securities traded on the United States market.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     LIQUIDITY RISK. Small capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

     VALUE INVESTING RISK. The portfolio manager's judgement may be incorrect when a particular security is assumed to be undervalued in relation to the company's fundamental economic value.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.

THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LESS. WE WILL GO HIGHER IF IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. You pay no initial sales charges to buy or sell shares of the Small Cap Value Portfolio.

Exchange Fee (1)........................  0-$5

 (1) Shares of this portfolio may be exchanged for shares of the other Navellier Performance Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                  (as a % of average daily net assets)
Management Fees................................  0.84%
Distribution (and/or service)(12b-1) Fees......  0.25%
Other Expenses.................................  8.16%
    Administration Fees.................  0.25%
    Other Operating Expenses............  7.91%
Total Annual Portfolio Operating Expenses......  9.25%
Expense Reimbursement (2)......................  7.76%
Net Annual Portfolio Operating Expenses........  1.49%


 (2) Reflects Navellier's contractual reimbursement of a portion of the portfolio's operating expenses.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses NET annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year..................................   $152
3 years.................................  $3,455
5 years.................................  $5,321
10 years................................  $8,826

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.

THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, AND DISTRIBUTING ITS SHARES. THESE ARE COMMONLY CALLED "12B-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The charts below give some indication of the risks of investing in the Small Cap Value Portfolio.

                                SMALL CAP VALUE
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997*   1.25%
1998   -8.28%
1999    0.44%

* FROM COMMENCEMENT OF OPERATIONS DECEMBER 19, 1997

     YEAR BY YEAR TOTAL RETURN. This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.


       1997*   1.25%
       1998   (8.28%)
       1999    0.44%



    * Inception Dec. 19, 1997


     HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio since it began operations on December 19, 1997.


    2nd quarter 1999 - up 17.81%              3rd quarter 1998 - down 18.72%


     AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Value Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                          ONE YEAR   SINCE INCEPTION (1)
--------------------------------------------------------------------------
Small Cap Value Portfolio...............   0.44%               (3.37%)
Russell 2000 Value Index................  (1.50%)              (2.23%)


 (1) The effective date of the Small Cap Value Portfolio was December 19, 1997. Performance was measured against the Russell 2000 Value Index as of December 19, 1997.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------

   The financial highlights are intended to help you understand each Portfolio's financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Prior to 1997, Deloitte and Touche audited the Portfolios' financial information. After 1997, this information has been audited by Tait, Weller and Baker, whose report, along with the Portfolios' financial statements, are included in the SAI or annual report, available upon request.



                                                     LARGE CAP VALUE                      INTERNATIONAL EQUITY
                                                        PORTFOLIO                              PORTFOLIO
                                           ------------------------------------   ------------------------------------
                                              FOR THE YEARS                          FOR THE YEARS
                                                  ENDED          FOR THE PERIOD          ENDED          FOR THE PERIOD
                                              DECEMBER 31,           ENDED           DECEMBER 31,           ENDED
                                           -------------------    DECEMBER 31,    -------------------    DECEMBER 31,
                                             1999       1998         1997*          1999       1998         1997**
----------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net Asset Value -- Beginning of
  Period................................    $11.39    $ 10.11        $10.00       $ 10.43    $ 10.00        $10.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............      0.21       0.16          0.01            --      (0.01)           --
Net Realized and Unrealized Gain on
  Investments...........................      0.27       1.91          0.11          2.75       0.67            --
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........      0.48       2.07          0.12          2.75       0.66            --
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..............     (0.21)     (0.16)        (0.01)           --         --            --
From Net Realized Gain..................     (1.23)     (0.63)           --            --      (0.23)           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders.....     (1.44)     (0.79)        (0.01)           --      (0.23)           --
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value.................................     (0.96)      1.28          0.11          2.75       0.43            --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period........    $10.43    $ 11.39        $10.11       $ 13.18    $ 10.43        $10.00
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN.................      4.24%     20.48%         1.18%(A)     26.39%      6.64%           --(A)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)...      1.40%      1.42%         1.50%(B)      1.75%      1.75%         1.75%(B)
Expenses Before Reimbursement (Note
  2)....................................     10.14%     14.34%         5.03%(B)      3.05%      3.29%         5.48%(B)
Net Investment Gain (Loss) After
  Reimbursement (Note 2)................      2.10%      1.69%         3.09%(B)        --      (0.14)%       (1.75)%(B)
Net Investment Loss Before Reimbursement
  (Note 2)..............................     (6.63)%   (11.22)%       (0.45)%(B)    (1.30)%    (1.68)%       (5.48)%(B)
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.................        90%       256%           --            84%        41%           --
Net Assets at End of Period (in
  thousands)............................    $  994    $   655        $  101       $10,055    $10,326        $   10
Number of Shares Outstanding at End of
  Period (in thousands).................        95         58            10           763        990             1
----------------------------------------------------------------------------------------------------------------------



 (A)  Total returns for periods of less than one year are not annualized.
 (B)  Annualized
   *  FROM COMMENCEMENT OF OPERATION DECEMBER 19, 1997
  **  FROM COMMENCEMENT OF OPERATION DECEMBER 26, 1997

                                                     SMALL CAP VALUE                        LARGE CAP GROWTH
                                                        PORTFOLIO                              PORTFOLIO
                                           ------------------------------------   ------------------------------------
                                              FOR THE YEARS                          FOR THE YEARS
                                                  ENDED          FOR THE PERIOD          ENDED          FOR THE PERIOD
                                              DECEMBER 31,           ENDED           DECEMBER 31,           ENDED
                                           -------------------    DECEMBER 31,    -------------------    DECEMBER 31,
                                             1999       1998         1997*          1999       1998         1997*
----------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net Asset Value -- Beginning of
  Period................................    $ 9.21    $ 10.12        $10.00       $ 14.47     $10.25        $10.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............      0.19       0.07          0.01         (0.12)     (0.02)         0.01
Net Realized and Unrealized Gain (Loss)
  on Investments........................     (0.15)     (0.91)         0.12          9.24       4.24          0.25
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........      0.04      (0.84)         0.13          9.12       4.22          0.26
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..............     (0.19)     (0.07)        (0.01)           --         --         (0.01)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value.................................     (0.15)     (0.91)         0.12          9.12       4.22          0.25
----------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period........    $ 9.06    $  9.21        $10.12       $ 23.59     $14.47        $10.25
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN.................      0.44%     (8.28)%        1.25%(A)     63.03%     41.17%         2.56%(A)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)...      1.49%      1.53%         1.75%(B)      1.49%      1.54%         1.90%(B)
Expenses Before Reimbursement (Note
  2)....................................      9.25%     13.01%         7.74%(B)      2.75%      9.11%         6.66%(B)
Net Investment Income (Loss) After
  Reimbursement (Note 2)................      2.42%      1.12%         1.94%(B)     (0.99)%    (0.43)%        2.40%(B)
Net Investment Income (Loss) Before
  Reimbursement (Note 2)................     (5.34)%   (10.36)%       (4.03)%(B)    (2.26)%    (8.00)%       (2.36)%(B)
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.................        91%        85%            2%           75%        80%           --
Net Assets at End of Period (in
  thousands)............................    $1,232    $   857        $  101       $12,667     $2,402        $  103
Number of Shares Outstanding at End of
  Period (in thousands).................       136         93            10           537        166            10
----------------------------------------------------------------------------------------------------------------------



 (A)  Total returns for periods of less than one year are not annualized.
 (B)  Annualized
   *  FROM COMMENCEMENT OF OPERATION DECEMBER 19, 1997

                                                   AGGRESSIVE MICRO CAP
                                                        PORTFOLIO
                                           ------------------------------------
                                              FOR THE YEARS
                                                  ENDED          FOR THE PERIOD
                                              DECEMBER 31,           ENDED
                                           -------------------    DECEMBER 31,
                                             1999       1998         1997*
-------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net Asset Value -- Beginning of
  Period................................    $20.42     $20.40        $ 15.64
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss.....................     (0.28)     (0.14)         (0.05)
Net Realized and Unrealized Gain on
  Investments...........................      3.27       0.16           5.17
-------------------------------------------------------------------------------
Total from Investment Operations........      2.99       0.02           5.12
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain..................     (1.06)        --          (0.36)
-------------------------------------------------------------------------------
Net Increase in Net Asset Value.........      1.93       0.02           4.76
-------------------------------------------------------------------------------
Net Asset Value -- End of Period........    $22.35     $20.42        $ 20.40
-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN.................     14.79%      0.10%         32.76%(A)
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)...      1.49%      1.51%          1.55%(B)
Expenses Before Reimbursement (Note
  2)....................................      2.68%      2.50%          3.21%(B)
Net Investment Loss After Reimbursement
  (Note 2)..............................     (1.06)%    (0.71)%        (0.54)%(B)
Net Investment Loss Before Reimbursement
  (Note 2)..............................     (2.24)%    (1.70)%        (2.20)%(B)
-------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.................       190%       196%            86%
Net Assets at End of Period (in
  thousands)............................    $5,869     $9,651        $10,190
Number of Shares Outstanding at End of
  Period (in thousands).................       263        473            500
-------------------------------------------------------------------------------



 (A)  Total returns for periods of less than one year are not annualized.
 (B)  Annualized
   *  FROM COMMENCEMENT OF OPERATIONS MARCH 17, 1997

                                                           MID CAP GROWTH
                                                              PORTFOLIO
                                           -----------------------------------------------
                                                FOR THE YEARS ENDED         FOR THE PERIOD
                                                    DECEMBER 31,                ENDED
                                           ------------------------------    DECEMBER 31,
                                             1999       1998       1997         1996*
------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net Asset Value -- Beginning of
  Period................................   $  13.65    $12.43     $10.27       $  10.00
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............      (0.08)    (0.06)     (0.06)          0.01
Net Realized and Unrealized Gain on
  Investments...........................      17.40      1.59       2.75           0.27
------------------------------------------------------------------------------------------
Total from Investment Operations........      17.32      1.53       2.69           0.28
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..............         --        --         --          (0.01)
From Net Realized Gain..................      (0.77)    (0.31)     (0.53)            --
------------------------------------------------------------------------------------------
Total Distributions to Shareholders.....      (0.77)    (0.31)     (0.53)         (0.01)
------------------------------------------------------------------------------------------
Net Increase in Net Asset Value.........      16.55      1.22       2.16           0.27
------------------------------------------------------------------------------------------
Net Asset Value -- End of Period........   $  30.20    $13.65     $12.43       $  10.27
------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN.................     126.97%    12.31%     26.18%          2.75%(A)
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)...       1.49%     1.66%      2.00%          2.00%(B)
Expenses Before Reimbursement (Note
  2)....................................       1.69%     2.56%      3.27%        113.02%(B)
Net Investment Income (Loss) After
  Reimbursement (Note 2)................      (1.00)%   (0.38)%    (0.69)%         0.87%(B)
Net Investment Income (Loss) Before
  Reimbursement (Note 2)................      (1.23)%   (1.27)%    (1.96)%      (110.15)%(B)
------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.................        208%      211%       163%            --
Net Assets at End of Period (in
  thousands)............................   $137,108    $8,124     $8,373       $  1,642
Number of Shares Outstanding at End of
  Period (in thousands).................      4,540       595        673            160
------------------------------------------------------------------------------------------



 (A)  Total returns for periods of less than one year are not annualized.
 (B)  Annualized
   *  FROM COMMENCEMENT OF OPERATIONS NOVEMBER 26, 1996

                                                               AGGRESSIVE GROWTH
                                                                   PORTFOLIO
                                           ----------------------------------------------------------
                                                                                       FOR THE PERIOD
                                               FOR THE YEARS ENDED DECEMBER 31,            ENDED
                                           -----------------------------------------    DECEMBER 31,
                                             1999       1998       1997       1996         1995*
-----------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net Asset Value -- Beginning of
  Period................................   $ 14.82    $ 13.29    $  12.25   $  9.99        $ 10.00
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss.....................     (0.16)     (0.15)      (0.14)    (0.12)            --
Net Realized and Unrealized Gain (Loss)
  on Investments........................      6.95       1.68        1.34      2.38(C)       (0.01)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations........      6.79       1.53        1.20      2.26          (0.01)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain..................     (2.60)        --       (0.16)       --             --
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value.................................      4.19       1.53        1.04      2.26          (0.01)
-----------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period........   $ 19.01    $ 14.82    $  13.29   $ 12.25        $  9.99
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN.................     46.11%     11.51%       9.77%    22.62%         (0.10)%(A)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)...      1.49%      1.68%       2.00%     2.00%          2.00%(B)
Expenses Before Reimbursement (Note
  2)....................................      1.68%      1.89%       2.15%     2.22%         27.25%(B)
Net Investment Income (Loss) After
  Reimbursement (Note 2)................     (1.00)%    (0.92)%     (1.07)%   (1.57)%         2.59%(B)
Net Investment Income (Loss) Before
  Reimbursement (Note 2)................     (1.20)%    (1.13)%     (1.22)%   (1.77)%       (12.66)%(B)
-----------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.................       702%       237%        247%      169%            --
Net Assets at End of Period (in
  thousands)............................   $90,028    $81,404    $101,746   $95,246        $   300
Number of Shares Outstanding at End of
  Period (in thousands).................     4,736      5,491       7,657     7,774             30
-----------------------------------------------------------------------------------------------------



 (A)  Total returns for periods of less than one year are not annualized.
 (B)  Annualized
 (C) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
   *  FROM COMMENCEMENT OF OPERATIONS DECEMBER 28, 1995

WHO IS RESPONSIBLE FOR THE PORTFOLIOS
-----------------------------------------------------------------
INVESTMENT ADVISOR
    Navellier Management, Inc. is the Investment Advisor to all the Portfolios. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

    LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of each Portfolio. He has been advising Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.

    ALAN ALPERS has been the Senior Portfolio Manager and Analyst for Navellier Management, Inc. since 1994. Mr. Alpers is the portfolio manager of and is responsible for the daily activities of all the Portfolios except the International Equity Portfolio (see "Ram Kolluri", below). He believes that with Navellier's quantitative and fundamental analysis he can select stocks that will outperform the overall stock market without exposing investors to excessive risk.

SUB-ADVISOR
    Navellier also retains Global Value Investors, Inc. (GVI) as a Sub-advisor and Ram Kolluri as Portfolio Manager for the International Equity Portfolio. GVI is located at 103 Carnegie Center, Suite 100, Princeton, New Jersey, 08540-6235.

    RAM KOLLURI is the President and Chief Investment Officer of GVI and is responsible for choosing stocks for the International Equity Portfolio. He has been managing investment portfolios since 1982. Mr. Kolluri earned his B.S. in Mathematics from Andhra University in India and an M.B.A. in Finance from Pace University in New York. He is a Chartered Accountant from India and a Certified Financial Planner from the College of Financial Planning, Denver, Colorado, and a member of the Alpha Group, a nationally recognized peer group of asset managers.

    INVESTMENT ADVISORS' FEE. We receive a 0.84% annual fee for managing all of the funds except the Large Cap Value Portfolio (for which we receive a 0.75% annual fee) and the International Equity (for which we receive a 1.00% annual fee), payable monthly, based upon each Portfolio's average daily net assets. We also receive a 0.25% annual fee for providing administrative services.

OUTSIDE CONSULTANT
    The Fund has a consulting agreement with Robert Barnes, Ph.D. for analysis of large cap stocks. Mr. Barnes is paid by the Advisor, not by the Large Cap Growth Portfolio.

    ROBERT BARNES, PH.D. is a consultant for the Large Cap Growth Portfolio. He has over 25 years experience as a trader and business analyst. He has authored twelve books and many articles on quantitative trading methods and has developed customized computer programs for trading strategies and portfolio management. His mathematical and statistical background helps him model, forecast, and simulate investment, government, and other industry operations. He has acted as liaison between programmers and traders for investment companies and has developed theories on price behavior, risk/reward statistics, derivatives, arbitrage strategies, forecasting functions, and forensic techniques. Mr. Barnes earned his B.S. in mathematics with a minor in Economics at Rensselaer Polytechnic Institute and his M.S. in mathematics at Lehigh University and taught investment classes at The New School from 1981-1985.

DISTRIBUTOR
    Navellier Securities Corp. is the Distributor for the Portfolios and is responsible for the sale and distribution of shares to individual shareholders and broker-dealers. Mr. Navellier is 100% owner of the Distributor.

ACCOUNT POLICIES
-----------------------------------------------------------------
   Here are some important details to know before investing in a Navellier Performance Portfolio:

     HOW WE PRICE SHARES.

     Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

     WHEN SHARES ARE PRICED.

     NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

     IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES.

     Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

     NOTIFICATION OF CHANGES.

     You will be notified of any significant changes to the Portfolios in writing at least 90 days before the changes take effect.

     WHEN STATEMENTS ARE SENT.

     We will send you an account statement at least quarterly.

UNDERSTANDING EARNINGS
-----------------------------------------------------------------
   A Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:

     THREE KINDS OF DIVIDENDS.

     Dividends paid to you could be:

    - a return of capital (a repayment of the money you invested);

    - dividends or interest earned by shares of the stocks in a Portfolio;

    - capital gains earned by selling shares of stocks at a profit.

     WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID.

     Each Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

     YOUR CHOICE: SHARES OR CASH.

     You may choose to receive dividends or distributions in one of two ways:

    - We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

    - To be paid in cash, you must notify us in writing. Cash payments will be made by check, mailed to the same address as statements and confirmations, unless you instruct us otherwise in writing.

     WHO RECEIVES A DIVIDEND.

     You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
-----------------------------------------------------------------
   Distributions received in cash or additional shares of a Portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Performance Portfolios. Be sure to consult your tax advisor about the specific tax implications of your investments.

     TAX CONSEQUENCES OF DIVIDENDS.

     Your dividends are taxable in the following ways:

    - A return of capital is not taxable to you.

    - Dividends and interest earned by the Portfolio are taxable to you as ordinary income.

    - Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares. When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

     WHEN DIVIDENDS ARE TAXABLE.

     Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

     TAX EXCEPTIONS.

     Dividends will not be taxable in the year they are paid if the Portfolio is being held in a tax-advantaged account, such as an IRA.

     GAINS AND LOSSES.

     If you sell or exchange shares, you will usually receive either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

     REPORTING.

     You must report all dividends and redemptions. You may be subject to a 31% backup withholding, as required by law. (See the bottom of the back side of our application.) This amount will be credited against your federal income tax liabilities.

     FOREIGN TAX DEDUCTIONS.

     The International Equity Portfolio may be subject to foreign withholding taxes. You will be entitled to take these as either a deduction or credit on your taxes. If more than 50% of the Portfolio's total assets at fiscal year-end are foreign securities, you may also be permitted to claim either a foreign tax credit or deduction.

     STATE AND LOCAL TAXES.

     Dividends may be subject to state and local taxes.

--------------------------------------------------------------------------------
BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.

CAPITAL GAINS AND DIVIDENDS REDUCE THE NET ASSET VALUE (NAV) OF EACH PORTFOLIO SHARE. BEFORE BUYING SHARES, BE AWARE WHEN DIVIDENDS, INCLUDING CAPITAL GAINS DISTRIBUTIONS, ARE EXPECTED TO BE PAID. IF THEY ARE PAID SHORTLY AFTER YOU PURCHASE SHARES, THE VALUE OF YOUR SHARES WILL BE REDUCED AND THE DIVIDEND OR DISTRIBUTION WILL BE TAXABLE TO YOU, EVEN THOUGH THE ACCOUNT WILL HAVE THE SAME VALUE BEFORE AND AFTER THE DISTRIBUTION.
--------------------------------------------------------------------------------

HOW TO BUY, SELL, AND EXCHANGE SHARES
-----------------------------------------------------------------
   Here are some general rules to consider:

     THREE WAYS TO PLACE ORDERS.

     You may place an order with:

    - the Distributor, Navellier Securities Corp.;

    - the Transfer Agent, Rushmore Trust & Savings, FSB; or

    - one of our selected broker-dealers.

     PURCHASE MINIMUMS.

     You may buy Navellier Performance Portfolios for:

    - an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

    - additional investments of at least $100 per Portfolio.

     MINIMUM ACCOUNT BALANCES.

     Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market price fluctuations.)

     PRICING.

     You receive the next NAV calculated after your properly completed order is received.

     DIVIDENDS.

     You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

     WHEN YOU RECEIVE YOUR MONEY.

     You may instruct us to deposit the proceeds of a sale into your Rushmore money market account, or to mail the proceeds. Normally, we will mail your check within seven days of the redemption. If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you buy shares by check and sell them within the next 15 days, we may delay paying you until after the 15th day from the purchase date or until the check clears, whichever occurs first. You can avoid this delay if you wire money to buy shares.

     RESTRICTIONS ON PHONE ORDERS.

     You may only sell by phone if you have requested telephone redemption privileges on your original application. Shares held in an IRA may not be redeemed by phone. Furthermore, you must wait to sell shares by phone for at least 30 days after notifying Rushmore Trust & Savings of a change of address.

     CHANGING THE TERMS.

     We can change any of the methods of buying or selling after giving you 30 days' written notice.

     EXCHANGING SHARES.

     You may instruct us to exchange shares in one Navellier Portfolio for shares in another Navellier Portfolio (unless your state doesn't allow exchanges). We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

    - The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

    - You may make only one exchange within any 30-day period.

    - You may make up to 10 exchanges per year; after the fifth one, there will be a $5 fee per exchange.

BUYING SHARES

    BY MAIL

    FILL OUT AN APPLICATION. Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

    WRITE A CHECK. Make the check payable to "The Navellier Performance Funds."

    SEND THE CHECK AND APPLICATION. Mail the check and application to:
       The Navellier Performance Funds
       c/o Rushmore Trust & Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814

    Once your check and properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4 p.m. Eastern time, the purchase will be made based on the shares' NAV of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

    PLEASE NOTE: No foreign checks are accepted.

    BY WIRE

    CALL YOUR BANK. Tell your bank to send wiring instructions including:

    - the Portfolio or Portfolios in which you are investing, and how much is to be invested in each;

    - your Navellier account number;

    - the order number (if available);

    - your name.

    GIVE THE BANK WIRING INSTRUCTIONS. Send the wire transfer to:
       Rushmore Federal Savings Bank
       Bethesda, MD
       Routing number 0550 71084
       For account of The Navellier Performance Funds
       Account number 029 385770

    FOLLOW UP WITH A PHONE CALL. You must follow up the wire with a phone call to us at 1-800-622-1386 or 1-301-657-1510 and tell us the amount you wired and the bank sending the wire.

    PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.

    BY AUTOMATIC PLAN

    MAKE MONTHLY PURCHASES. You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the automatic monthly withdrawal application authorizing your bank to transfer money from your checking account to Rushmore Savings & Trust. This is a free service, and you may discontinue it at any time.

SELLING OR EXCHANGING SHARES

    BY MAIL

    SEND THE FOLLOWING INFORMATION. Send a written request including the:

    - name of the Portfolio;

    - account name and number;

    - exact names of each registered account owner;

    - number or dollar amount of shares to be sold (or that all shares are to be sold).

    The mailing address is:
       The Navellier Performance Funds
       c/o Rushmore Trust & Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814

    BY PHONE

    MAKE A PHONE CALL. Call Rushmore Trust & Savings at 1-800-622-1386 by 4 p.m. Eastern Time to have your shares sold that day.

    HAVE YOUR INFORMATION READY. Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

    BY AUTOMATIC PLAN

    MAKE REGULAR WITHDRAWALS. If you have a total of $25,000 or more invested in Navellier Portfolios, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS
    You may buy or sell shares through selected broker-dealers. The shares will be bought at the next determined NAV after receiving the order. If you think an order should have been delivered to us before 4 p.m. Eastern time but it was not, you must resolve the issue directly with your broker-dealer. The broker-dealer is responsible for sending your order in promptly.

    BROKER COMPENSATION. Brokers will be paid a service fee depending on the average net assets in the Portfolio in which they purchase shares. These fees are paid from the 12b-1 fee deducted from each Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. For more information on the 12b-1 fees for each Portfolio, see the detailed description of each Portfolio beginning on page 2.

NEED TO KNOW MORE?
-----------------------------------------------------------------
THE NAVELLIER PERFORMANCE PORTFOLIOS

    Additional information is available free of charge in the Fund's Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.


    The Navellier Performance Portfolios
    c/o Navellier Securities Corp.
    One East Liberty, Third Floor
    Reno, Nevada 89501
    1-800-887-8671
    Internet address: http://www.navellier.com

    Copies can also be viewed at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330), or on the Commission's Internet site
    (http://www.sec.gov), or by written request (including duplicating fee) to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

    SEC File Number - 811-9142

                                        PART B

                           THE NAVELLIER PERFORMANCE FUNDS

                         STATEMENT OF ADDITIONAL INFORMATION

                                  DATED MAY 1, 2000


    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Performance Funds (the "Fund"), dated May 1, 2000, the Prospectus of the Aggressive Small Cap Equity Portfolio of the Navellier Performance Funds dated May 1, 2000 and the Prospectus and Statement of Additional Information for the Class I shares of the Navellier Mid Cap Growth Portfolio of The Navellier Performance Funds dated December 28, 1999; copies of which Prospectuses and Statement of Additional Information may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Tel:
1-800-887-8671.



                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . 1

TRUSTEES AND OFFICERS OF THE FUND. . . . . . . . . . . . . . . . . . . . 6

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . 9

THE INVESTMENT ADVISOR, DISTRIBUTOR,
  CUSTODIAN AND TRANSFER AGENT . . . . . . . . . . . . . . . . . . . . .10

BROKERAGE ALLOCATION AND OTHER PRACTICES . . . . . . . . . . . . . . . .17

CAPITAL STOCK AND OTHER SECURITIES . . . . . . . . . . . . . . . . . . .19

PURCHASE, REDEMPTION, AND PRICING OF SHARES. . . . . . . . . . . . . . .20

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . .26

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .28

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

                           GENERAL INFORMATION AND HISTORY

    The Fund is a business trust company organized under the laws of the State of Delaware on October 17, 1995.


                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE GROWTH PORTFOLIO

    The investment objective of the Navellier Aggressive Growth Portfolio is to achieve long term growth of capital primarily through investments in stocks of companies with appreciation potential.

    The Navellier Aggressive Growth Portfolio is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Advisor believes represents an opportunity for significant capital appreciation. The Investment Advisor will not invest more than 10% of the Portfolio's assets in the securities of any single company or 25% or more of the Portfolio's assets in securities issued by companies in any one industry. Since the Investment Advisor can invest more of the Portfolio's assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies without restriction on their capitalization. Under normal circumstances, the Aggressive Growth Portfolio will invest at least 65% of its total assets in securities of companies. However, that projected minimum percentage could be lowered during adverse market conditions or for defensive purposes and is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code ("Code"). As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.

    Investors in the Aggressive Growth Portfolio pay no initial sales charge
(load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load.


INVESTMENT OBJECTIVE OF THE NAVELLIER MID CAP GROWTH PORTFOLIO

    The Investment Objective of the Mid Cap Growth Portfolio is to achieve long-term growth of capital primarily through investment in mid cap companies with appreciation potential. The Mid Cap Growth Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Mid Cap Growth Portfolio seeks long term capital appreciation through investments in securities of mid cap companies (companies with market capitalization of between $2 Billion and $10 Billion) which the Investment Advisor feels are undervalued in the marketplace. Investors in the Mid Cap Growth Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Advisor for the Mid Cap Growth Portfolio. Navellier Securities Corp. is the principal distributor for the Mid Cap Growth Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO

    The Investment Objective of the Navellier Aggressive Micro Cap Portfolio is to achieve long-term growth of capital primarily through investment in companies with appreciation potential. The Aggressive Micro Cap Portfolio invests in equity securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Aggressive Micro Cap Portfolio will be to seek to achieve long term growth of capital primarily through investments in securities of micro cap companies (companies with market capitalization of less than $1 Billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. This Portfolio should not be considered suitable for investors seeking current income. Investors in this Portfolio pay no initial sales charge but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales charge.

INVESTMENT OBJECTIVE OF THE NAVELLIER SMALL CAP VALUE PORTFOLIO

    The Investment Objective of the Small Cap Value Portfolio is to achieve long-term growth of capital primarily through investment in small cap companies which the Investment Advisor believes are undervalued and which the Investment Advisor believes have appreciation potential. This Portfolio seeks to achieve its investment objective by investing in equities of small cap issuers with superior fundamentals, including but not limited to, high dividend yields, and positive quarterly earnings changes and other value type screens. The Small Cap Value Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Small Cap Value Portfolio seeks long term capital appreciation through investments in securities of small cap companies (companies with market capitalization of less than $2 Billion) which the Investment Advisor feels are undervalued in the marketplace. Investors in the Small Cap Value Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Advisor for the Small Cap Value Portfolio. Navellier Securities Corp. is the principal distributor for the Small Cap Value Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

INVESTMENT OBJECTIVE OF THE NAVELLIER LARGE CAP GROWTH PORTFOLIO

    The investment objective of the Navellier Large Cap Growth Portfolio is to achieve long term growth of capital primarily through investments in stocks of companies with appreciation potential.

    The Navellier Large Cap Growth Portfolio is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Advisor believes represents an opportunity for significant capital appreciation. The Investment Advisor will not invest more than 10% of the Portfolio's assets in the securities of any single company or 25% or more of the Portfolio's assets in securities issued by companies in any one industry. Since the Investment Advisor can invest more of the Portfolio's assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies with market capitalization in excess of five billion dollars. Under normal circumstances, this Portfolio will invest at least 65% of its total assets in securities of companies with market capitalizations in excess of $5 Billion. However, that projected minimum percentage could be lowered during adverse market conditions or for defensive purposes and is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code ("Code"). As a non-diversified investment company under the 1940 Act, this Portfolio may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, this Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.

    Investors in the Navellier Large Cap Growth Portfolio pay no initial sales charge but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales charge.


INVESTMENT OBJECTIVE OF THE NAVELLIER LARGE CAP VALUE PORTFOLIO

    The investment objective of the Navellier Large Cap Value Portfolio is to achieve a long-term increase in capital, primarily through investments in stocks of large cap companies which the Investment Advisor believes are undervalued.

    The Large Cap Value Portfolio invests in equity securities traded in all United States markets, including dollar-denominated foreign securities traded in the United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Large Cap Value Portfolio seeks long term capital appreciation through investments in securities of large cap companies (companies with market capitalization of over $5 Billion) which the Investment Advisor feels are undervalued in the marketplace. Investors in the Large Cap Value Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Advisor for the Large Cap Value Portfolio. Navellier Securities Corp. is the principal distributor for the Large Cap Value Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

INVESTMENT OBJECTIVE OF THE NAVELLIER INTERNATIONAL EQUITY PORTFOLIO

    The Investment Objective of the Navellier International Equity Portfolio is to achieve long-term growth of capital primarily through investment in the securities of foreign companies which have growth opportunities and which can be acquired at a reasonable price. The Navellier International Equity Portfolio invests in equity securities of foreign issuers in developed and developing markets (constituent members of the Morgan Stanley World Equity Index, the Dow Jones World Equity Index, or the Financial Times/S&P Actuaries World Equity Index, excluding the United States of America) and will invest at least 65% of its total assets in securities of foreign companies and will invest in equity securities of at least three (3) foreign countries. The sole objective of the Navellier International Equity Portfolio will be to seek to achieve long term growth of capital primarily through investments in securities of foreign companies which the Sub-advisor believes have growth opportunities and which can be acquired at a reasonable price. There can be no assurance that this Portfolio will achieve its investment objectives. This Portfolio's investment objectives may not be changed without shareholder approval. Navellier Securities Corp. is the Distributor for this Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income. Investors in this Portfolio pay no initial sales charge but do pay an annual 0.25% 12b-1 fee which over a period of years could result in higher overall expenses than payment of an initial sales charge. Global Value Investors, Inc. is the Sub-advisor to this Portfolio and Ram Kolluri is the Portfolio Manager.

INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

    The Investment Objective of the Navellier Aggressive Small Cap Equity Portfolio is to achieve long-term growth of capital primarily through investment in small cap companies with appreciation potential. The Aggressive Small Cap Equity Portfolio invests in equity securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Aggressive Small Cap Equity Portfolio will be to seek to achieve long term growth of capital primarily through investments in securities of small cap companies (companies with market capitalization of less than $2 Billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. This Portfolio should not be considered suitable for investors seeking current income. Investors in this Portfolio pay an annual 0.25% 12b-1 fee which over a period of years could result in higher overall expenses than payment of an initial sales charge.

OTHER INVESTMENTS

    While under normal circumstances each of the Portfolios will invest at least 65% of its total assets in equity securities, each of the Portfolios may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Advisor, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Advisor feels that market or other conditions warrant it, for temporary defensive purposes, each Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, a Portfolio's holdings in such non-equity securities should not exceed 35% of the total assets of the Portfolio. If a Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or Rushmore's money market mutual funds. Rushmore Trust & Savings, FSB is also the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments issued by Rushmore Trust & Savings ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market investments have no FDIC protection and deposits in Rushmore Trust & Savings accounts have only $100,000 protection.

    It is anticipated that, for each of the Portfolios, all of their investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

    In determining the types of companies which will be suitable for investment by the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Small Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, and the Aggressive Small Cap Equity Portfolio, the Investment Advisor will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts. Each Portfolio invests primarily in what the Investment Advisor believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Aggressive Growth Portfolio or the Large Cap Growth Portfolio as to the type, operating history, or dividend paying record of companies or industries in which these two Portfolios may invest; the principal criteria for investment is that the securities provide opportunities for capital growth. The Mid Cap Growth Portfolio invests at least 65% of its total assets in equity securities of companies defined as Mid Cap (companies with capitalization of between $2 Billion and $10 Billion). The Aggressive Micro Cap Portfolio invests at least 65% of its total assets in equity securities of companies defined as micro cap (companies with capitalization of less than $1 Billion.) The Small Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio invest at least 65% of their total assets in equity securities of companies defined as small cap (companies with capitalization of less than $2 Billion). The Large Cap Growth Portfolio and the Large Cap Value Portfolio invest at least 65% of their total assets in equity securities of companies defined as large cap (companies with capitalization over $5 Billion). These Portfolios will invest up to 100% of their capital in equity securities selected for their growth or value potential. The Investment Advisor will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the Portfolios, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Investment Advisor, when investing for the Aggressive Growth Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio may also purchase common stocks of well known, highly researched, large companies if the Investment Advisor believes such common stocks offer opportunity for long-term capital appreciation.


LACK OF OPERATING HISTORY AND EXPERIENCE

    The Aggressive Growth Portfolio went effective December 28, 1995 and has over three years of operations. The Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio both went effective November 26, 1996 (however The Aggressive Micro Cap Portfolio was not actively marketed to the public until March 17, 1997). The Large Cap Growth, The Small Cap Value, The Large Cap Value and The International Equity Portfolios are all investment company portfolios which went effective December 18, 1997. The Aggressive Small Cap Equity Portfolio was originally organized as an investment company under The Navellier Series Fund which went effective April 1, 1994. The Investment Advisor was organized on May 28, 1993. Although the Investment Advisor sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Advisor still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Advisor also has overall responsibility for the selection of securities for investment for each of the Portfolios, although the Investment Advisor has a sub-advisory arrangement with Global Value Investors, Inc. ("GVI") whereby Ram Kolluri, the Portfolio Manager for GVI, is responsible for the day-to-day investments for The International Equity Portfolio. The Investment Advisor also has a consulting agreement with Robert Barnes, Ph.D, whereby Mr. Barnes provides analysis and consults with the Investment Advisor regarding large cap equity securities as possible investments for The Large Cap Growth Portfolio.

    Louis Navellier, the owner of the Investment Advisor, is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $5 billion in investor funds. Louis Navellier, the owner of the Investment Advisor, is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and owns other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Advisor intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which Investment Advisor intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which Investment Advisor desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund portfolios. Since the Investment Advisor will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Advisor will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Advisor on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Advisor generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.

    An investment in shares of any Portfolio of the Fund involves certain speculative considerations. There can be no assurance that any of the Portfolios' objectives will be achieved or that the value of the investment will increase. An investment in shares of the Aggressive Growth Portfolio and/or the Large Cap Growth Portfolio may also involve a higher degree of risk than an investment in shares of a more traditional open-end diversified investment company because the Aggressive Growth Portfolio and the Large Cap Growth Portfolio may each invest up to 10% of its assets in the securities of any single issuer and up to 25% of its assets in the securities of any single industry, thereby potentially creating greater volatility or increasing the chance of losses. As non-diversified investment Portfolios, the Aggressive Growth Portfolio and the Large Cap Growth Portfolio may each be subject to greater fluctuation in the total market value of such Portfolio, and economic, political or regulatory developments may have a greater impact on the value of these Portfolios than would be the case if these Portfolios were diversified among a greater number of issuers. All Portfolios intend to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

    As part of a merger of the Aggressive Small Cap Equity Portfolio of the Navellier Series Fund ("Series Portfolio") into the Aggressive Small Cap Equity Portfolio of this Fund ("Performance Portfolio"), the Performance Portfolio has agreed to accept all assets and to assume all valid liabilities of the Series Portfolio. There were approximately $70 million in assets transferred to the Performance Portfolio. The former Trustees of the Navellier Series Fund, which was merged into the Aggressive Small Cap Equity Portfolio ("Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they claim to be approximately $4 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is ultimately determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio of the Fund. However, even then, Navellier Management, Inc. ("NMI") has agreed that, if any such claim were ultimately determined to be valid, NMI, not the Portfolio, would pay such claim.

    INVESTMENT POLICIES. The investment objectives and policies of each Portfolio are described in the "Investment Objectives and Policies" section of the Prospectus. The following general policies supplement the information contained in that section of the Prospectus. Also following are other types of investments in which the various Portfolios may invest.


    CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

    UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

    Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

    STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

    In connection with the International Equity Portfolio's investment in securities or common stocks of foreign issuers, the International Equity Portfolio may invest in Index Futures of foreign countries while the Sub-advisor seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. The International Equity Portfolio may also invest in Index Futures when the Sub-advisor believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the International Equity Portfolio pending investment in such stocks when they do become available. Through the use of Index Futures, the International Equity Portfolio may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit the International Equity Portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by the International Equity Portfolio. Certain provisions of the Internal Revenue Code may limit this use of Index Futures. The International Equity Portfolio may also invest in Index Futures in order to hedge its equity positions.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

    Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

    While to some extent the risks to the Fund of investing in foreign securities may be limited, since each Portfolio (except for The International Equity Portfolio (which may be fully invested in such securities)) may not invest more than 25% of its net asset value in such securities and each Portfolio of the Fund (except for The International Equity Portfolio) may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

    The Investment Advisor will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Investment Objectives and Policies section of this Prospectus and for the International Equity Portfolio, will use the criteria described in the Investment Objectives and Policies for the International Equity Portfolio described in this Prospectus.

    FOREIGN EXCHANGE TRANSACTIONS. The International Equity Portfolio does not intend to actively hedge the foreign currency risks that may be associated with investments in securities denominated in foreign currencies. However, in order to possibly better protect against severe swings in currency markets, the International Equity Portfolio reserves the right to buy or sell foreign currency contracts, that is, to agree to buy or sell a specified currency at a specified price and future date. The International Equity Portfolio also reserves the right to invest in currency futures contracts and related options thereon for similar purposes. For example, if the Sub-advisor anticipates that the value of the yen will rise relative to the dollar, it could purchase a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. In utilizing the hedging strategies, futures contracts or related options will only be used to neutralize the foreign currency exposure on existing securities in the portfolio on a covered basis, and not for investment or speculative purposes in foreign currencies. The International Equity Portfolio is not permitted to utilize leverage in either purchasing or selling futures contracts, or call or put options on the futures for the above mentioned hedging transactions. These practices, if utilized, may present risks different from or in addition to the risks associated with investments in foreign currencies.

    STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. The only Portfolio which may possibly use the Stock Index Futures is the International Equity Portfolio.

    In connection with the International Equity Portfolio's investment in foreign common stocks, it may invest in Index Futures while the Sub-advisor seeks favorable terms from brokers to effect transactions in foreign common stocks selected for purchase. The International Equity Portfolio may also invest in Index Futures when the Sub-advisor believes that there are not enough attractive foreign common stocks available to maintain the standards of diversity and liquidity set for the International Equity Portfolio pending investment in such stocks when they do become available. Through the use of Index Futures, the International Equity Portfolio may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit the International Equity Portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by the International Equity Portfolio. Certain provisions of the Internal Revenue Code may limit this use of Index Futures. The International Equity Portfolio may also invest in Index Futures in order to hedge its equity positions.

    In contrast to purchases of common stock, no price is paid or received by the International Equity Portfolio upon the purchase of a futures contract. Upon entering into a futures contract, the International Equity Portfolio will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known as initial margin. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the International Equity Portfolio has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the International Equity Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the International Equity Portfolio has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the International Equity Portfolio would be required to make a variation margin payment to the broker.

    The price of Index futures may not correlate perfectly with movement in the underlying Index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for Index Futures may not correspond perfectly to hours of trading on foreign exchanges. This may result in a disparity between the price of Index Futures and the value of the underlying Index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying Index.

    FOREIGN CURRENCY TRANSACTIONS. The International Equity Portfolio does not intend to actively hedge the foreign currency risks that may be associated with investments in securities denominated in foreign currencies. However, to possibly protect the investments in the International Equity Portfolio against severe swings in currency markets, the International Equity Portfolio reserves the right to buy or sell foreign currency contracts, that is, to agree to keep or sell a specified currency at a specified price and future date. The International Equity Portfolio will not engage in currency futures transactions for leveraging purposes. A put option on a futures contract gives the International Equity Portfolio the right to assume a short position in the futures contract until the expiration of the option. A call option on a futures contract gives the International Equity Portfolio the right to assume a long position on the futures contract until the expiration of the option.

    CURRENCY FORWARD CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    CURRENCY FUTURES TRANSACTIONS. A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

    Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and if the purchase price exceeds the offsetting sale price, he realizes a loss.

    The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

    Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" on "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

    The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

    The International Equity Portfolio may write (sell) only covered put and call options on currency futures. This means that the International Equity Portfolio will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing.

    The International Equity Portfolio may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the International Equity Portfolio's total assets.

    LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS. The International Equity Portfolio's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore no assurance can be given that the International Equity Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the International Equity Portfolio's ability to engage in such transactions may be limited by tax considerations.

    RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS. Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, the International Equity Portfolio may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contract. Conversely, the International Equity Portfolio may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

    The successful use of transactions in futures and related options also depends on the ability of the Sub-advisor to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities the International Equity Portfolio anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where the International Equity Portfolio seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the International Equity Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the International Equity Portfolio contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When the International Equity Portfolio purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of currency in which is denominated the securities the International Equity Portfolio anticipates purchasing, it is possible that the market may instead decline. If the International Equity Portfolio does not then invest in such securities because of concern as to possible further market decline or for other reasons, the International Equity Portfolio may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, the International Equity Portfolio's total return for such period may be less than if it had not engaged in the forward or futures transaction.

    Foreign currency transactions that are intended to hedge the value of securities the International Equity Portfolio contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques could possibly minimize the risk of loss due to change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

    The amount of risk the International Equity Portfolio assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

    The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

    The International Equity Portfolio's ability to engage in currency forward and future transactions may be limited by tax considerations.


    INVESTMENT RESTRICTIONS. The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or
(b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

    The following investment restrictions are fundamental policies of the Fund with respect to all Portfolios (unless otherwise specified below) and may not be changed except as described above. The various Portfolios of the Fund except as otherwise specified herein may not:

    1. Purchase any securities on margin (except the International Equity Portfolio which may invest in stock index futures and currency futures transactions); PROVIDED, HOWEVER, that the Portfolios of the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities. The International Equity Portfolio may also, as noted in the Prospectus under the heading "Investing in Securities of Foreign Issuers" purchase Stock Index Futures and currency futures contracts on a limited basis.

    2. Make cash loans, except that the Fund may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

    3. Make securities loans, except that the Fund may make loans of the portfolio securities of any Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of such Portfolio.

    4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Fund may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio. The International Equity Portfolio may, as necessary, invest in futures contracts including Stock Index Futures and currency futures contracts.

    5. Invest in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part in such activities.

    6. Purchase securities of companies for the purpose of exercising management or control.

    7. Participate in a joint or joint and several trading account in securities.

    8.   Issue senior securities or borrow money, except that the Fund may
(i) borrow money only from banks for any Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio, and (ii) borrow money only from banks for any Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and
(b) is subject to an agreement by the lender that any recourse is limited to the assets of that Portfolio with respect to which the borrowing has been made. As an operating policy, no Portfolio may invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of such Portfolio.

    9. Pledge, mortgage, or hypothecate the assets of any Portfolio to an extent greater than 10% of the total assets of such Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

    10. Purchase for any Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of such Portfolio would then be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities.

    11. Invest more than 10% of the Aggressive Growth Portfolio's or of the Large Cap Growth Portfolio's assets in the securities of any single company or 25% or more of any portfolio's total assets in a single industry; invest more than 5% of the assets of the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Value Portfolio and the International Equity Portfolio in securities of any single issuer.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

    PORTFOLIO TURNOVER. Each Portfolio has a different expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The portfolio turnover rate for the Navellier Aggressive Micro Cap Portfolio for the period January 1, 1999 through December 31, 1999 was 190%. The portfolio turnover rate for the Navellier Small Cap Value Portfolio for the period January 1, 1999 through December 31, 1999 was 91%. The portfolio turnover rate for the Navellier Large Cap Growth Portfolio for the period January 1, 1999 through December 31, 1999 was 75%. The portfolio turnover rate for the Navellier International Equity Portfolio for the period January 1, 1999 through December 31, 1999 was 84%. The portfolio turnover rate for the Navellier Aggressive Growth Portfolio for the period January 1, 1999 through December 31, 1999 was 702%. The portfolio turnover rate for the Navellier Mid Cap Growth Portfolio for the period January 1, 1999 through December 31, 1999 was 208%. The portfolio turnover rate for the Navellier Aggressive Small Cap Equity Portfolio for the period January 1, 1999 through December 31, 1999 was 240%. The portfolio turnover rate for Navellier Large Cap Value Portfolio was 90%. The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Advisor's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin an annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.

        TRUSTEES AND OFFICERS OF THE FUND


    The Fund's Board of Trustees directs the business and affairs of each Portfolio of the Fund as well as supervises the Investment Advisor, Distributor, Transfer Agent and Custodian, as described below.





    The following information, as of December 31, 1999, is provided with respect to each trustee and officer of the Fund:






                             POSITION(S) HELD WITH                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             REGISTRANT AND ITS AFFILIATES           DURING PAST FIVE YEARS
----------------             -----------------------------           ----------------------

Louis Navellier(1)           Trustee and President of The            Mr. Navellier is and has been
One East Liberty             Navellier Performance Funds.            the CEO and President of Navellier
Third Floor                  Mr. Navellier is also the CEO,          & Associates Inc., an investment
Reno, NV 89501               President, Secretary, and Treasurer     management company since 1988;
                             of Navellier Management, Inc., a        CEO and President of Navellier
                             Delaware corporation which is the       Management, Inc., an investment
                             Investment Advisor to the Fund.         management company since May 10,
                             Mr. Navellier is also CEO, President,   1993; CEO and President of Navellier
                             Secretary, and Treasurer of Navellier   International Management, Inc.,
                             Securities Corp., the principal         an investment management company,
                             underwriter of the Fund's shares.       since May 10, 1993; CEO and President
                                                                     of Navellier Securities Corp. since
                                                                     May 10, 1993; CEO and President of
                                                                     Navellier Fund Management, Inc., an
                                                                     investment management company, since
                                                                     November 30, 1995; and has been publisher
                                                                     and editor of MPT Review from August 1987
                                                                     to the present and was publisher and editor
                                                                     of the predecessor investment advisory
                                                                     newsletter OTC Insight, which he began in
                                                                     1980 and wrote through July 1987.

Arnold Langsen(2)            Trustee (however, Professor Langsen     Professor Langsen is currently retired.
The Langsen Group, Inc.      is the President and a shareholder of   He was Professor Emeritus of Financial
of California                The Langsen Group, Inc. of California,  Economics, School of Business, California
637 Silver Lake Dr.          which corporation provides consulting   State University at Hayward (1973-1992);
Danville, CA 94526           services to Navellier & Associates      Visiting Professor, Financial Economics,
                             Inc.)                                   University of California at Berkeley
                                                                     (1984-1987).

Barry Sander                 Trustee                                 Currently retired as of December 1, 1998,
695 Mistletoe Rd., #2                                                formerly he was the President and CEO of Ursa
Ashland, OR 97520                                                    Major Inc., a stencil manufacturing firm
                                                                     and had been for the past nine years.

Joel Rossman                 Trustee                                 Currently retired as of March 15, 1998.
6 Spanish Bay Court                                                  Formerly he was President and CEO of
Petaluma, CA 94954                                                   Personal Stamp Exchange, Inc., a
                                                                     manufacturer, designer and
                                                                     distributor of rubber stamp products.
                                                                     He had been President and CEO of
                                                                     Personal Stamp Exchange for the
                                                                     preceding 10 years.




Jacques Delacroix            Trustee                                 Professor of Business Administration,
University of                                                        Leavy School of Business, Santa Clara
Santa Clara                                                          University (1983-present)
Santa Clara, CA

Arjen Kuyper(1)              Treasurer                               Mr. Kuyper is and has been an operations
One East Liberty                                                     manager for Navellier & Associates, Inc.
Third Floor                                                          since 1992 and operations manager
Reno, NV 89501                                                       for Navellier Management, Inc.
                                                                     and for Navellier Securities Corp.,
                                                                     since 1993.



------------------------------
(1) This person is an interested person affiliated with the Investment Advisor.
(2) This person, although technically not an interested person affiliated with the Investment Advisor, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

                                       OFFICERS

    The officers of the Fund are affiliated with the Investment Advisor and receive no salary or fee from the Fund. The Fund's disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $7,500. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

    The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Advisor), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

    The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

--------------------------------------------------------------------------------
                                  REMUNERATION TABLE
--------------------------------------------------------------------------------
    Name                        Capacity In Which           Aggregate
                              Remuneration Received        Remuneration
                                                               From
                                                          Registrant and
                                                           Fund Complex
                                                          for the fiscal
                                                            year ended
                                                           December 31,
                                                               1999
--------------------------------------------------------------------------------
    Louis G. Navellier         Trustee, President,            $  0.00
                           Chief Executive Officer,
                                  and Treasurer
--------------------------------------------------------------------------------
    Barry Sander                    Trustee               $  7,500.00
--------------------------------------------------------------------------------
    Arnold Langsen                  Trustee                   $  0.00
--------------------------------------------------------------------------------
    Joel Rossman                    Trustee               $  7,500.00
--------------------------------------------------------------------------------
    Jacques Delacroix               Trustee               $  7,500.00
--------------------------------------------------------------------------------

            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    Louis Navellier is not a control person of the Fund or of any Portfolio.

                    THE INVESTMENT ADVISOR, DISTRIBUTOR,
                        CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISOR

    Navellier Management, Inc. acts as the Investment Advisor to each of the eight existing Portfolios of the Fund although it retains Global Value Investors, Inc. as a Sub-advisor and Ram Kolluri as Portfolio Manager for the day-to-day investments of the Navellier International Equity Portfolio. Navellier Management, Inc. is the Investment Advisor to the Navellier Large Cap Growth Portfolio and has a consulting agreement with Robert Barnes, Ph.D. for analysis regarding large cap stocks. (See discussion below.) The Investment Advisor is registered as an investment adviser under the Investment Advisors Act of 1940. The Investment Advisor is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for each Portfolio except the International Equity Portfolio. The selection of securities for the International Equity Portfolio is made by the Sub-advisor Global Value Investors, Inc.'s Portfolio Manager, Ram Kolluri. Pursuant to a separate Administrative Services Agreement, the Investment Advisor provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Advisor may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Advisor also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Advisor will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund, except that the Sub-advisor, Global Value Investors, Inc.'s Portfolio Manager, Ram Kolluri, will determine what securities and other investments will be selected for purchase, retention or sale by the International Equity Portfolio.





    The Investment Advisor is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is also the sole shareholder of Navellier & Associates Inc. (See the Statement of Additional Information.) Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

SUB-ADVISOR

    Global Value Investors, Inc. ("GVI") is the Sub-advisor to Navellier Management, Inc. in the investment management of the Navellier International Equity Portfolio. GVI is a New Jersey corporation of which Ram Kolluri is a principal, President and Chief Investment Officer. Mr. Kolluri has been managing investment portfolios since 1982. His investment approach to the International Equity Portfolio may be described as "growth at a reasonable price." This is carried out by purchasing securities that, in the opinion of the sub-advisor, demonstrate the potential for improving sales and earnings, and selling at reasonable prices (based upon traditional fundamental analyses) at the time of purchase. However, no guarantee can be made that either the sales or the earnings of the companies in the portfolio will actually be increasing during the period following the purchase.

    The sub-advisor utilizes the "Global Tactical Asset Allocation (GTAA)", a quantitative methodology that is actively used by institutional investors in the United States and abroad to manage pension and other investment portfolios in fiduciary capacity. GTAA was developed by academicians and practitioners of the modern portfolio theory (MPT) in the 1980s, as an advancement of the investment management process. It seeks to detect relative under valuation in the global equity and bond markets by carefully examining the macroeconomic factors that impact each market in the local currency.

    After several years of research and modeling, Mr. Kolluri developed a proprietary algorithm that enables him to rank the countries by attractiveness in terms of intrinsic value at the time of purchase or sale. He uses this information to select countries as a starting point for individual stock selections in the individual countries. Mr. Kolluri uses additional quantitative screens to purchase stocks in each country that meet his "growth at a reasonable price" criteria. The stocks are held until Mr. Kolluri believes there has been a market recognition of value.

    Mr. Kolluri is responsible for the day-to-day selection of the securities for investment in the Navellier International Equity Portfolio. Mr. Kolluri earned his B.S. in Mathematics from Andhra University in India and an MBA in Finance from Pace University in New York, NY. He holds designations of a Chartered Accountant from India and a Certified Financial Planner from the College of Financial Planning, Denver, Colorado. Mr. Kolluri is a member of the Alpha Group, a nationally recognized peer group of asset managers.

CONSULTANT

    Robert Barnes, Ph.D., is a consultant to Navellier Management, Inc. in the management of the Navellier Large Cap Growth Portfolio. Mr. Barnes has over 25 years experience as a trader and business analyst. He has authored twelve books and many articles on quantitative trading methods. He has developed customized computer programs for trading strategies and portfolio management. He is qualified as a mathematician and statistician for modeling, forecasting and simulating investment, government and other industry operations. He has acted as liaison between programmers and traders for investment companies. He has developed theories on price behavior, risk/reward statistics, derivatives, arbitrage strategies, forecasting functions and forensic techniques. Mr.
Barnes earned his B.S. in mathematics with a minor in Economics at Rensselaer Polytechnic Institute and his M.S. in mathematics at Lehigh University. He taught price discovery modeling strategies and portfolio management at The
New School from 1981--1985.

    Mr. Barnes' investment approach is comprised of a two part trading style:
1) selection and 2) timing of entry and exit of stock positions. He selects stocks for trade by examining their growth rates in past trends, choosing those that have exhibited superior performance in the past in order to maximize return for the portfolio. He then uses a number of timing methods in order to enter and exit positions for those chosen stocks. These timing methods are continuously updated and optimized in order to maximize return and to reduce risk (by variation of timing points and diversifying across many stocks) in the portfolio.

    For information regarding the Fund's expenses and the fees paid to the Investment Advisor see "Expenses of the Fund".

    (a)  THE INVESTMENT ADVISOR

    The offices of the Investment Advisor (Navellier Management,
Inc.) are located at One East Liberty, Third Floor, Reno, Nevada
89501. The Investment Advisor began operation in May 1993 and only advises this Fund.

         (i) The following individuals own the enumerated shares of outstanding stock of the Investment Advisor and, as a result, maintain control over the Investment Advisor:

                        Shares of Outstanding Stock   Percentage of
Name                    of the Investment Advisor     Outstanding Shares
----                    -------------------------     ------------------

Louis G. Navellier                1,000                     100%

         (ii) The following individuals are affiliated with the Fund, the Investment Advisor, and the Distributor in the following capacities:



Name                         Position
----                         --------

Louis G. Navellier           Trustee and President of The Navellier
                             Series Fund; Director, CEO, President,
                             Secretary, and Treasurer of Navellier
                             Management, Inc.,; Director, President,
                             CEO, Secretary, and Treasurer of
                             Navellier Securities Corp.; one of the
                             Portfolio Managers of the Aggressive
                             Growth Portfolio, the Mid Cap Growth
                             Portfolio, the Aggressive Micro Cap
                             Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, the Small
                             Cap Value Portfolio and the Aggressive Small
                             Cap Equity Portfolio.

Alan Alpers                  One of the Portfolio Managers of
                             the Aggressive Growth Portfolio,
                             the Mid Cap Growth Portfolio,
                             the Aggressive Micro Cap Portfolio,
                             the Large Cap Growth Portfolio,
                             the Large Cap Value Portfolio, the Small
                             Cap Value Portfolio and the Aggressive Small
                             Cap Equity Portfolio.

Ram Kolluri                  Portfolio Manager for Global Value
                             Investors, Inc. - the Sub-advisor in
                             charge of the day-to-day investments of
                             the Navellier International Equity
                             Portfolio of The Navellier Performance
                             Funds.

Robert Barnes, Ph.D.         Consultant to Navellier Management,
                             Inc., the Investment Advisor for the
                             Large Cap Growth Portfolio of The
                             Navellier Performance Funds.

Arjen Kuyper                 Treasurer of The Navellier Performance Funds.

    (iii) The management fees payable to the Investment Advisor under the terms of the Investment Advisory Agreements (the "Advisory Agreements") between the Investment Advisor and the Fund are payable monthly and are based upon 0.84% of the average daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Aggressive Small Cap Equity Portfolio. The management fee payable to the Investment Advisor under the terms of the Advisory Agreement applicable to the Large Cap Value Portfolio is 0.75% of that Portfolio's average daily net assets. The management fees payable to the Investment Advisor under the terms of the Investment Advisory Agreement applicable to the International Equity Portfolio is 1.0% of that Portfolio's average daily net assets. The Investment Advisor has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.



    The Investment Advisor pays Global Value Investors, Inc.
("Sub-advisor") an annual sub-advisory fee of 0.50% of the average daily net assets of the International Equity Portfolio. Such sub-advisory fee is paid by the Investment Advisor and is not paid by the Fund or by the International Equity Portfolio.




    The Investment Advisor also pays Robert Barnes a consulting fee for consulting services and analysis of large cap securities in connection with the Large Cap Growth Portfolio. Investment Advisor pays Mr. Barnes an annual fee of 0.11% of the average daily net assets of the Large Cap Growth Portfolio. Such consulting fee is paid by the Investment Advisor and is not paid by the Fund or by the Large Cap Growth Portfolio.



    Navellier Management, Inc. was paid investment advisory fees for the following Portfolios in the following amounts for the following fiscal years:



 Navellier Aggressive Growth Portfolio
 -------------------------------------
 1999                                            $  649,922
                                                  ---------

 Navellier Mid Cap Growth Portfolio
 ----------------------------------
 1999                                            $  314,987
                                                  ---------

 Navellier Aggressive Micro Cap Portfolio
 ----------------------------------------
 1999                                            $   53,691
                                                  ---------

 Navellier Aggressive Small Cap Equity Portfolio
 -----------------------------------------------
 1999                                            $  317,862
                                                  ---------

 Navellier Small Cap Value Portfolio
 -----------------------------------------------
 1999                                            $    8,762
                                                  ---------

 Navellier Large Cap Growth Portfolio
 -----------------------------------------------
 1999                                            $   54,872
                                                  ---------

 Navellier Large Cap Value Portfolio
 -----------------------------------------------
 1999                                            $    6,968
                                                  ---------

 Navellier International Equity Portfolio
 -----------------------------------------------
 1999                                            $   90,992
                                                  ---------

    The Investment Advisor has agreed to waive reimbursement of all or a portion of the expenses advanced by it on behalf of the following portfolios for the following years if total operating expenses exceed the following amounts:



         Portfolio                      Expense Limit        Year(s)
         ---------                      -------------        -------

 Aggressive Growth Portfolio                1.49%               2000
 Mid Cap Growth Portfolio                   1.49%               2000
 Aggressive Micro Cap Portfolio             1.49%               2000
 Small Cap Value Portfolio                  1.49%               2000
 Large Cap Growth Portfolio                 1.49%               2000
 Large Cap Value Portfolio                  1.40%               2000
 International Equity Portfolio             1.75%               2000
 Aggressive Small Cap Equity Portfolio      1.49%               2000




    During the twelve month period ended December 31, 1999, the Investment Advisor paid operating expenses of $193,668; $269,204; $140,443; $85,319;
$82,591; $93,128; $82,695 and $140,977 for the Aggressive Small Cap Equity, Aggressive Growth, Mid Cap Growth, Aggressive Micro Cap, Small Cap Value, Large Cap Growth, Large Cap Value and the International Equity Portfolios, respectively. Under the operating expense agreement, the Adviser requested, and the Aggressive Small Cap Equity Portfolio, the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio and the International Equity Portfolio reimbursed, $56,761, $116,058, $56,247, $9,600, $1,565, $9,798, $1,394 and $22,748, respectively, of such expenses. Effective May 1, 1998, the Adviser agreed to limit the total normal expense of each Portfolio to 1.49% of average annual net assets, except for the Large Cap Value Portfolio's expense limitation of 1.40% and the International Equity Portfolio's expense limitation of 1.75%.


    Expenses not expressly assumed by the Investment Advisor under the Advisory Agreement are paid by the Fund. The Advisory Agreements list examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

    The Advisory Agreement provides that the Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Advisor would not be permitted to be indemnified under the Federal Securities laws.

    (iv) Pursuant to an Administrative Services Agreement, the Investment Advisor receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Advisor to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Advisor remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Advisor has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Advisor out of its fees or assets.

    In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Advisor for certain expenses incurred by the Investment Advisor in connection therewith but does not reimburse Investment Advisor (over the amount of 0.25% annual Administrative Services
Fee) to reimburse it for fees Investment Advisor pays to others for administrative services. The agreement also allows Investment Advisor to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

    The Investment Advisory Agreements permit the Investment Advisor to act as investment adviser for any other person, firm, or corporation, and designates the Investment Advisor as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Advisor shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Advisor's option, be withdrawn.

    The Investment Advisor advanced the Fund's organizational expenses which were $126,000. The Fund has agreed to reimburse the Investment Advisor for the organizational and other expenses it advances, without interest, on a date or dates to be chosen at the sole discretion of Navellier Management, Inc., or the Investment Advisor can elect to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

    (b)  THE DISTRIBUTOR

    The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier

Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a Distribution Agreement, dated October 17, 1995. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost in excess of the 12b-1 fee (discussed below under "Distribution Plan") of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

DISTRIBUTION PLANS

    THE AGGRESSIVE GROWTH PORTFOLIO DISTRIBUTION PLAN


    The Aggressive Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it reimburses Distributor or others in an amount up to 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio for expenses incurred for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts the Aggressive Growth Portfolio may pay to Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Aggressive Growth Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall not exceed 0.25% per year of the average daily net assets of the Aggressive Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan(s) and distribution agreements entered into between such service providers and Distributor or the Fund directly. Payments in excess of reimbursable expenses under the plan in any year must be refunded. The Rule 12b-1 expenses and fees in excess of 0.25% per year of the Aggressive Growth Portfolio's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods. The Plan also covers payments by certain parties to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Aggressive Growth Portfolio within the context of Rule 12b-1. The Distributor was paid $194,117 for the Aggressive Growth Portfolio in 12b-1 fees during the twelve month period ended December 31, 1999. The payments under the Plan are included in the maximum operating expenses which may be borne by the Aggressive Growth Portfolio.



   Navellier Securities Corp. ("NSC") was paid $194,117 for the Aggressive Growth Portfolio in 12b-1 fees during fiscal 1999 and spent $16,552.61 for advertising, $8,025.51 for printing, $22,070.15 for mailing (including mailing of prospectuses to other than current shareholders), $0 to underwriters, $76,146.68 to compensate dealers, $6,616.39 to compensate NSC sales and other personnel, $0 for interest and $64,705.67 in other expenses during fiscal 1999.

    Louis Navellier, the sole owner of Navellier Management, Inc. and the sole owner of Navellier Securities Corp., received a direct financial interest in the operation of the 12b-1 Plan.

    The Distribution Plans for The Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, the International Equity Portfolio and the Aggressive Small Cap Equity Portfolio
    --------------------------------------------------------------------------


    The Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, the International Equity and the Aggressive Cap Equity Portfolio Portfolio have each adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby each such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of each such Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of each such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of each such Portfolio's Fund shares. Such payments are made monthly. Each 12b-1 fee includes, in addition to promotional activities, amounts that each such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall be 0.25% per year of the average daily net assets of each such Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or each of the Portfolios directly. Each 12b-1 Plan for each such Portfolio also covers payments by the Distributor and Investment Advisor to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by each such Portfolio within the context of Rule 12b-1. The payments under each such 12b-1 Plan for each Portfolio are included in the maximum operating expenses which may be borne by each such Portfolio. Payments under each such 12b-1 Plan for each such Portfolio may exceed actual expenses incurred by the Distributor, Investment Advisor or others.


    The Distributor was paid $249,041 in 12b-1 fees during the twelve month period ended December 31, 1999 for services in connection with the Mid Cap Growth Portfolio, Aggressive Micro Cap Portfolio, Small Cap Value Portfolio, Aggressive Small Cap Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio and International Equity Portfolio, and spent $21,236.05 for advertising, $10,296.27 for printing, $28,314.74 for mailing (including mailing of prospectuses to other than current shareholders), $0 to underwriters, $91,203.55 to compensate dealers, $14,976.73 to compensate NSC sales and other personnel, $0 for interest and $83,013.67 in other expenses during fiscal 1999. Investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent. Louis Navellier has a direct financial interest in the operation of each of these 12b-1 Plans.

    (c)  THE CUSTODIAN AND TRANSFER AGENT

    Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund. The Distributor shall be responsible for the review of applications in order to guarantee that all requisite and statistical information has been provided with respect to the establishment of accounts.

    (d)  LEGAL COUNSEL

    The Law Offices of Samuel Kornhauser is legal counsel to the Fund, to the Investment Advisor and to the Distributor.

                  BROKERAGE ALLOCATION AND OTHER PRACTICES

    In effecting portfolio transactions for the Fund, the Investment Advisor adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Advisor may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Advisor are considered to be in addition to and not in lieu of services required to be performed by the Investment Advisor under its contract with the Fund and may benefit both the Fund and other clients of the Investment Advisor or customers of or affiliates of the Investment Advisor. Conversely, brokerage and research services provided by brokers to other clients of the Investment Advisor or its affiliates may benefit the Fund.

    If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Advisor in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

    The Board of Trustees of the Fund will periodically review the performance of the Investment Advisor of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

    The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.


                          EXPENSES OF THE FUND

GENERAL

    Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Advisor (fees paid to the Sub-advisor and Consultant are paid by the Investment Advisor from its fees and are NOT paid by the Fund or the applicable Portfolio or by the shareholders), the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Advisor under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Advisor may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISOR

    The Investment Advisor presently receives an annual 0.84% fee for investment management of The Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio; the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Aggressive Small Cap Equity Portfolio and receives an annual 0.75% fee for investment management of the Large Cap Value Portfolio, and an annual 1.00% fee for investment management of the International Equity Portfolio. Each fee is payable monthly, based upon each Portfolio's average daily net assets. The Investment Advisor also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

DISTRIBUTION PLANS

    THE AGGRESSIVE GROWTH PORTFOLIO DISTRIBUTION PLAN

    The Aggressive Growth Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it reimburses Distributor or others in an amount up to 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio for expenses incurred for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts the Aggressive Growth Portfolio may pay to Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Aggressive Growth Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall not exceed 0.25% per year of the average daily net assets of the Aggressive Growth Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan(s) and distribution agreements entered into between such service providers and Distributor or the Fund directly. Payments in excess of reimbursable expenses under the plan in any year must be refunded. The Rule 12b-1 expenses and fees in excess of 0.25% per year of the Aggressive Growth Portfolio's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods. The Plan also covers payments by certain parties to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Aggressive Growth Portfolio within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Aggressive Growth Portfolio.

   THE DISTRIBUTION PLANS FOR THE MID CAP GROWTH, THE AGGRESSIVE MICRO CAP, THE SMALL CAP VALUE, THE LARGE CAP GROWTH, THE LARGE CAP VALUE, THE INTERNATIONAL EQUITY AND THE AGGRESSIVE SMALL CAP EQUITY PORTFOLIOS

    The Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, the International Equity Portfolio and the Aggressive Small Cap Equity Portfolio have each adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby each Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of the applicable Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of that particular Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of each particular portfolio's shares. Such payments are made monthly. Each 12b-1 fee includes, in addition to promotional activities, amounts each Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services for each such portfolio shall be 0.25% per year of the average daily net assets of each

Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or each particular Portfolio directly. The 12b-1 Plan for each of these Portfolios also covers payments by the Distributor and Investment Advisor to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by each such Portfolio within the context of Rule 12b-1. The payments under the 12b-1 Plan for each of these Portfolios are included in the maximum operating expenses which may be borne by each of these Portfolios. Payments under the 12b-1 Plan for each of these Portfolios may exceed actual expenses incurred by the Distributor, Investment Advisor or others.


BROKERAGE COMMISSIONS

    The Investment Advisor may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Advisor may consider the record of such broker-dealers with respect to the sale of shares of the Fund. (See the Statement of Additional Information.)

                     CAPITAL STOCK AND OTHER SECURITIES

    The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.


                           DESCRIPTION OF SHARES

    The Fund is a Delaware business trust organized on October 17, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of eight Portfolios--the Navellier Aggressive Growth Portfolio, the Navellier Mid Cap Growth Portfolio, the Navellier Aggressive Micro Cap Portfolio, the Navellier Small Cap Value Portfolio, the Navellier Large Cap Growth Portfolio, the Navellier Large

Cap Value Portfolio, the Navellier International Equity Portfolio and the Aggressive Small Cap Equity Portfolio each of which is described above.

    The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

    All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the second decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                 PURCHASE, REDEMPTION, AND PRICING OF SHARES

    The Fund's various portfolio shares are sold to the general public on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

    Investments in the Fund can be made directly to the Distributor or through the transfer agent--Rushmore Trust & Savings, FSB--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application designating which Portfolio you are investing in and make a check payable to "The Navellier Performance Funds." Mail the check along with the application to:

        The Navellier Performance Funds
        c/o Rushmore Trust & Savings, FSB
        4922 Fairmont Avenue
        Bethesda, MD 20814

    Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted. Be certain to specify which Portfolio or Portfolios you are investing in.

    Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE NAVELLIER PERFORMANCE FUNDS' PORTFOLIOS

    The shares of each Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

    If an order for shares of a Portfolio is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. New York Time). Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS

    Shares purchased through Selected Dealers will be effected at the net asset value next determined after the Selected Dealer receives the purchase order, provided that the Selected Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. New York Time on the day of determination. See "Valuation of Shares". If an investor's order is not transmitted and accepted by 4:00 p.m. New York Time, the investor must settle his or her entitlement to that day's net asset value with the Selected Dealer. Investors may also purchase shares of the Fund by telephone through a Selected Dealer by having the Selected Dealer telephone the Transfer Agent with the purchase order. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

    Certain selected Dealers may effect transactions in shares of the Portfolios through the National Securities Clearing Corporation's Fund/SERV system.

    Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. There is no sales load charged to the investor on purchases of the Fund's Portfolios, whether purchased through a Selected Dealer or directly through the Transfer Agent; there is however an ongoing Rule 12b-1 fee applicable to all portfolios.

    Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386.


    REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing),
(b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

    The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE

    If you have indicated on your Account Application that you wish to establish telephone redemption privileges, you may redeem shares by calling the Transfer Agent at 1-800-622-1386 by 4:00 p.m. New York Time on any day the New York Stock Exchange is open for business.

    If any account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Each Portfolio of the Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include giving some form of personal identification prior to acting on the telephone instructions. If these procedures are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By requesting telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire transfer the redemption proceeds. You cannot redeem shares by telephone until 30 days after you have notified the Transfer Agent of any change of address.

    Telephone redemption is not available for shares held in IRAs. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

    Additional documentation (i.e., signature guarantee for redemptions in excess of $1,000 or verification identification when redemption is by telephone) regarding a redemption by any means may be required when deemed appropriate by the Fund and / or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

    The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

    Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.

    Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth in the Statement of Additional Information.

    Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the money market mutual fund--Fund for Government Investors, Inc.--a regulated investment company custodied by Rushmore Trust & Savings, FSB, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.


    DETERMINATION OF NET ASSET VALUE. As described in the Prospectus under "Purchase and Pricing of Shares - Valuation of Shares," the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

    VALUATION OF ASSETS. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

EXCHANGE PRIVILEGES

    Shares of each Portfolio in this Fund may be exchanged for one another at net asset value. Exchanges among portfolios of the Fund may be made only in those states where such exchanges may legally be made. The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on the net asset value next determined of the shares involved in the exchange. Only one exchange in any 30-day period is permitted. The Fund reserves the right to restrict the frequency or otherwise modify, condition, terminate, or impose charges upon the exchange, upon 60 days' prior written notice to shareholders. Exchanges between Portfolios will be subject to a $5 exchange fee after five (5) exchanges per year. There is a limit of ten (10) exchanges per year. Exchanges will be effected by the redemption of shares of the Portfolio held and the purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss, if any, may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. For this purpose, however, a shareholder's cost basis may not include the sales charge, if any, if the exchange is effectuated within 90 days of the acquisition of the shares. Shareholders wishing to make an exchange should contact the Transfer Agent. Exchange requests in the form required by the Transfer Agent and received by the Transfer Agent prior to 4:00 p.m. New York Time will be effected at the next determined net asset value.


                                    TAXES

    In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

    Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

    If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

                        DIVIDENDS AND DISTRIBUTIONS

    All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

    Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

    If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

    The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

    Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

    The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

    In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

    Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.


    Dividends paid out of net investment income and net short-term capital gains of a Portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a Portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

    Dividends paid out of the net capital gain of a Portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

    All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a Portfolio may be treated as a dividend.

    If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

    The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

    On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

    Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

    The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

    Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and
(c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

    The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

    If more than 50% of the International Equity Portfolio's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the International Equity Portfolio may elect to permit shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their PRO RATA portion of qualified taxes paid by the International Equity Portfolio to foreign countries. As a result, the amounts of foreign income taxes paid by such Portfolio would be treated as additional income to shareholders of such Portfolio for purposes of the foreign tax credit. Each such shareholder would include in gross income from foreign sources its PRO RATA share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

    The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

                                UNDERWRITERS

    The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a distribution agreement dated October 17, 1995. The Distributor has been selling this Fund's shares since December 28, 1995.

    The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Advisor, Distributor, Custodian and Transfer Agent - Distributor."

    The following table sets forth the remuneration received by Navellier Securities Corp. ("NSC"), the Distributor, (which is wholly owned by Louis Navellier) for the following years:






                             Underwriting
                            Discounts and        Compensation         Brokerage             Other
       Year                  Commissions       on Redemptions        Commissions         Compensation*
       ----                  -----------       --------------        -----------         -------------

        1995                    $  0                $  0                $  0                $  0
        1996                    $  0                $  0                $  0              $147,832
        1997                    $  0                $  0                $  0              $258,601
        1998                    $  0                $  0                $  0              $354,814
        1999                    $  0                $  0                $  0              $443,158

*   These "other compensation" amounts are 12b-1 fees paid to NSC.

                       CALCULATION OF PERFORMANCE DATA

    Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

    The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                                        n
                              P (1 + T)   = ERV

    In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.


    For the fiscal year 1999, the Navellier Aggressive Growth Portfolio had a total return of 46.11%; The Navellier Mid Cap Growth Portfolio had a total return of 126.97%. The Navellier Aggressive Micro Cap Portfolio had a total return of 14.79%. The Small Cap Value Portfolio had a total return of 0.44%; the Large Cap Growth Portfolio had a total return of 63.03%; the Large Cap Value Portfolio had a total return of 4.24%; the International Equity Portfolio had a total return of 26.39% and the Aggressive Small Cap Equity Portfolio had a total return of 28.34%.


    Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

As summarized in the Prospectus under the heading "Performance and Yield," the total return of each Portfolio may be quoted in advertisements and sales literature.

                            FINANCIAL STATEMENTS*


* (References in these financial statements to the Aggressive Small Cap Portfolio refer to the Navellier Performance Funds portfolio which is now named the Navellier Aggressive Micro Cap Portfolio)

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

----------------------------------------------------------------
                                                    MARKET VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------
COMMON STOCKS -- 96.6%
BIOTECHNOLOGY AND DRUGS -- 2.4%
         22,000         Andrx Corp.*                $   930,875
                                                    -----------
BUSINESS SERVICES -- 5.1%
         77,100         PDS Financial Corp.*            130,106
         41,000         Zomax, Inc.*                  1,855,250
                                                    -----------
                                                      1,985,356
                                                    -----------
COMMUNICATION EQUIPMENT AND
 SERVICES -- 11.7%
         24,000         CommScope, Inc.*                967,500
         20,000         Polycom, Inc.*                1,273,750
         40,000         Lightbridge, Inc.*            1,110,000
         20,000         Powerwave
                          Technologies, Inc.*         1,167,500
                                                    -----------
                                                      4,518,750
                                                    -----------
COMPUTER EQUIPMENT -- 8.8%
         20,000         Emulex Corp.*                 2,250,000
         50,000         In Focus Systems,
                          Inc.*                       1,159,375
                                                    -----------
                                                      3,409,375
                                                    -----------
COMPUTER SOFTWARE AND
 PROGRAMMING -- 8.2%
         54,700         Harbinger Corp.*              1,740,144
         35,000         Radiant Systems, Inc.*        1,406,563
                                                    -----------
                                                      3,146,707
                                                    -----------
CONSUMER GOODS -- 2.4%
         34,000         Church & Dwight Co.,
                          Inc.                          907,375
                                                    -----------
ELECTRONICS -- 24.1%
         24,300         Audiovox Corp.*                 738,113
         20,000         CTS Corp.                     1,507,500
         18,800         DSP Group, Inc.*              1,748,400
         41,700         InterTAN, Inc.*               1,089,412
         27,300         KEMET Corp.*                  1,230,206
         36,800         LTX Corp.*                      823,400
         15,000         Orbotech, Ltd.*               1,162,500
         40,000         Ultimate Electronics,
                          Inc.*                         990,000
                                                    -----------
                                                      9,289,531
                                                    -----------
----------------------------------------------------------------
                                                    MARKET VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------

INDUSTRIAL MACHINERY -- 8.0%
         53,000         Applied Science and
                          Technology, Inc.*         $ 1,761,423
         30,000         Helix Technology Corp.        1,344,375
                                                    -----------
                                                      3,105,798
                                                    -----------
INSTRUMENTS -- 1.5%
         14,900         Photon Dynamics, Inc.*          577,375
                                                    -----------
MEDICAL EQUIPMENT AND SUPPLIES -- 2.6%
         25,000         Datascope Corp.               1,000,000
                                                    -----------
SEMICONDUCTORS AND RELATED -- 16.7%
         34,000         Power Integrations,
                          Inc.*                       1,629,875
          6,000         QLogic Corp.*                   959,250
         46,655         Three Five Systems,
                          Inc.*                       1,912,855
         35,000         Zoran Corp.*                  1,951,250
                                                    -----------
                                                      6,453,230
                                                    -----------
TOYS AND CHILDREN'S PRODUCTS -- 2.3%
         48,000         JAKKS Pacific, Inc.*            897,000
                                                    -----------
UTILITIES -- 2.8%
         17,000         Calpine Corp.*                1,088,000
                                                    -----------
TOTAL COMMON STOCKS
 (COST $26,974,972)                                  37,309,372
                                                    -----------
MONEY MARKET FUNDS -- 7.0%
      2,702,025         Fund for Government
                          Investors
                          (Cost $2,702,025)           2,702,025
                                                    -----------
TOTAL INVESTMENTS -- 103.6%
 (COST $29,676,997)                                 $40,011,397
Liabilities in Excess of Other
  Assets -- (3.6%)                                   (1,385,757)
                                                    -----------
NET ASSETS -- 100.0%                                $38,625,640
                                                    ===========
NET ASSET VALUE PER SHARE
  (BASED ON 1,906,257 SHARES
  OUTSTANDING)                                           $20.26
                                                    ===========

NET ASSETS CONSIST OF:
  Paid-in-Capital                                   $25,324,986
  Accumulated Net Realized Gain on
    Investments                                       2,966,254
  Net Unrealized Appreciation of
    Investments                                      10,334,400
                                                    -----------
NET ASSETS                                          $38,625,640
                                                    ===========

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
AGGRESSIVE GROWTH PORTFOLIO

----------------------------------------------------------------
                                                    MARKET VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------
COMMON STOCKS -- 97.5%
BUSINESS SERVICES -- 8.7%
        150,000         Learning Tree
                          International, Inc.*      $ 4,200,000
         80,000         Zomax, Inc.*                  3,620,000
                                                    -----------
                                                      7,820,000
                                                    -----------
COMMERCIAL SERVICES -- 1.5%
        111,000         ICT Group, Inc.*              1,359,750
                                                    -----------
COMMUNICATION EQUIPMENT AND
 SERVICES -- 10.7%
         65,000         CommScope, Inc.*              2,620,312
         40,000         Harmonic, Inc.*               3,797,500
        185,000         Performance
                          Technologies, Inc.*         3,214,375
                                                    -----------
                                                      9,632,187
                                                    -----------
COMPUTER SOFTWARE AND
 PROGRAMMING -- 5.3%
        150,000         Harbinger Corp.*              4,771,875
                                                    -----------
DATA PROCESSING -- 2.9%
        147,600         CAM Data Systems,
                          Inc.*                       2,638,350
                                                    -----------
ELECTRONIC COMPONENTS/
 EQUIPMENT -- 23.7%
        100,000         Audiovox Corp.*               3,037,500
        141,100         California Amplifier,
                          Inc.*                       3,712,694
         40,000         DSP Group, Inc.*              3,720,000
        130,000         Park Electrochemical
                          Corp.                       3,453,125
         50,000         Power Integrations,
                          Inc.*                       2,396,875
         60,000         Power-One, Inc.*              2,748,750
         50,000         Xilinx, Inc.*                 2,273,440
                                                    -----------
                                                     21,342,384
                                                    -----------
HEALTHCARE -- 1.1%
        250,000         I-Flow Corp.*                   992,200
                                                    -----------
MACHINERY -- 8.3%
        100,000         Helix Technology Corp.        4,481,250
         90,000         Imation Corp.*                3,020,625
                                                    -----------
                                                      7,501,875
                                                    -----------
MANUFACTURING -- 9.1%
        154,700         Meade Instruments
                          Corp.*                      4,408,950
        201,600         Scott Technologies,
                          Inc.*                       3,805,200
                                                    -----------
                                                      8,214,150
                                                    -----------
----------------------------------------------------------------
                                                    MARKET VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------

PAPER & RELATED PRODUCTS -- 2.8%
         40,000         Champion International
                          Corp.                     $ 2,477,500
                                                    -----------
PLASTICS -- 3.2%
         90,000         Spartech Corp.                2,902,500
                                                    -----------
SEMICONDUCTORS AND RELATED -- 3.5%
         25,000         Applied Micro Circuits
                          Corp.*                      3,181,250
                                                    -----------
RETAIL -- 2.9%
        100,000         InterTAN, Inc.*               2,612,500
                                                    -----------
TELECOMMUNICATIONS -- 11.1%
        120,000         Price Communications
                          Corp.*                      3,337,500
         25,000         Rural Cellular Corp.*         2,262,500
         65,000         Western Wireless
                          Corp.*                      4,338,750
                                                    -----------
                                                      9,938,750
                                                    -----------
TRANSPORTATION -- 2.7%
         50,000         USFreightways Corp.           2,393,750
                                                    -----------
TOTAL COMMON STOCKS
 (COST $73,605,903)                                  87,779,021
                                                    -----------
MONEY MARKET FUNDS -- 0.3%
        250,025         Fund for Government
                          Investors
                          (Cost $250,025)               250,025
                                                    -----------
TOTAL INVESTMENTS -- 97.8%
 (COST $73,855,928)                                 $88,029,046
Other Assets Less Liabilities -- 2.2%                 1,999,401
                                                    -----------
NET ASSETS -- 100.0%                                $90,028,447
                                                    ===========
NET ASSET VALUE PER SHARE
  (BASED ON 4,735,814 SHARES
  OUTSTANDING)                                           $19.01
                                                    ===========

NET ASSETS CONSIST OF:
  Paid-in-Capital                                   $66,265,484
  Accumulated Net Realized Gain on
    Investments                                       9,589,845
  Net Unrealized Appreciation of
    Investments                                      14,173,118
                                                    -----------
NET ASSETS                                          $90,028,447
                                                    ===========

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
MID CAP GROWTH PORTFOLIO

----------------------------------------------------------------
                                                   MARKET VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------
COMMON STOCKS -- 95.3%
BIOTECHNOLOGY & DRUGS -- 3.5%
         28,200         Affymetrix, Inc.*          $  4,785,187
                                                   ------------
BROADCASTING -- 5.8%
         39,500         Cox Radio, Inc.*              3,940,125
         39,300         Univision
                          Communications
                          Inc.*                       4,015,969
                                                   ------------
                                                      7,956,094
                                                   ------------
COMMUNICATION EQUIPMENT AND
 SERVICES -- 14.4%
         70,700         Adaptec, Inc.*                3,526,162
         51,800         Ancor Communications,
                          Inc.*                       3,515,925
         89,900         CommScope, Inc.*              3,624,094
         41,000         Emulex Corp.*                 4,612,500
         47,000         Harmonic Inc.*                4,462,062
                                                   ------------
                                                     19,740,743
                                                   ------------
COMPUTER SERVICES -- 9.2%
         66,000         BEA Systems, Inc.*            4,615,875
         20,000         Check Point Software
                          Technologies Ltd.*          3,975,000
         69,000         Symantec Corp.*               4,045,125
                                                   ------------
                                                     12,636,000
                                                   ------------
COMPUTER SOFTWARE AND
 PROGRAMMING -- 5.5%
         55,900         Adobe Systems, Inc.           3,759,275
         45,000         Electronic Arts Inc.*         3,780,000
                                                   ------------
                                                      7,539,275
                                                   ------------
ELECTRONIC COMPONENTS -- 8.4%
         73,300         AVX Corp.                     3,660,419
         60,000         Sawtek Inc.*                  3,993,750
        123,700         Vishay
                          Intertechnology,
                          Inc.*                       3,912,013
                                                   ------------
                                                     11,566,182
                                                   ------------
FINANCIAL SERVICES -- 3.0%
         90,000         Knight/Trimark Group,
                          Inc.*                       4,140,000
                                                   ------------
FOOD -- 1.1%
         36,600         Hormel Foods Corp.            1,486,875
                                                   ------------
OIL & GAS SERVICES -- 2.7%
         88,300         BJ Services Company*          3,692,044
                                                   ------------
----------------------------------------------------------------
                                                   MARKET VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------

RETAIL -- 3.7%
         35,400         BJ's Wholesale Club,
                          Inc.*                    $  1,292,100
         42,600         Tiffany & Co.                 3,802,050
                                                   ------------
                                                      5,094,150
                                                   ------------
SEMICONDUCTORS AND RELATED -- 26.5%
         42,600         Analog Devices, Inc.*         3,961,800
         36,100         Applied Micro
                          Circuits Corp.*             4,593,725
        126,400         Atmel Corp.*                  3,736,700
        127,300         Integrated Device
                          Technology, Inc.*           3,691,700
         65,000         Micrel, Inc.*                 3,700,938
         26,600         PMC-Sierra, Inc.*             4,264,312
         27,100         QLogic Corp.*                 4,332,612
         18,900         SDL, Inc.*                    4,120,200
         86,400         Xilinx, Inc.*                 3,928,504
                                                   ------------
                                                     36,330,491
                                                   ------------
TELECOMMUNICATIONS -- 11.5%
         40,000         Powertel, Inc.*               4,015,000
         66,300         Scientific-Atlanta,
                          Inc.                        3,687,938
         37,500         United States
                          Cellular Corp.*             3,785,156
         63,000         Western Wireless
                          Corp.*                      4,205,250
                                                   ------------
                                                     15,693,344
                                                   ------------
TOTAL COMMON STOCKS
 (COST $94,985,380)                                 130,660,385
                                                   ------------
MONEY MARKET FUNDS -- 4.8%
      6,597,458         Fund for Government
                          Investors
                          (Cost $6,597,458)           6,597,458
                                                   ------------
TOTAL INVESTMENTS -- 100.1%
 (COST $101,582,838)                               $137,257,843
Liabilities in Excess of Other Assets --
  (0.1%)                                               (150,281)
                                                   ------------
NET ASSETS -- 100.0%                               $137,107,562
                                                   ============
NET ASSET VALUE PER SHARE
  (BASED ON 4,540,047 SHARES
  OUTSTANDING)                                           $30.20
                                                   ============

NET ASSETS CONSIST OF:
  Paid-in-Capital                                  $ 97,674,774
  Accumulated Net Realized Gain on
    Investments                                       3,757,783
  Net Unrealized Appreciation of
    Investments                                      35,675,005
                                                   ------------
NET ASSETS                                         $137,107,562
                                                   ============

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
AGGRESSIVE MICRO CAP PORTFOLIO

----------------------------------------------------------------
                                                         MARKET
                                                          VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------
COMMON STOCKS -- 97.4%
APPAREL -- 4.3%
         12,000         Braun's Fashions Corp.*      $  252,000
                                                     ----------
CASINOS AND GAMING -- 5.6%
         21,000         Argosy Gaming Company*          326,812
                                                     ----------
COMMUNICATION EQUIPMENT AND
 SERVICES -- 9.9%
         11,000         LodgeNet Entertainment
                          Corp.*                        273,625
         11,000         Lightbridge, Inc.*              305,250
                                                     ----------
                                                        578,875
                                                     ----------
COMPUTER HARDWARE AND
 PERIPHERALS -- 5.0%
         26,000         NUR Macroprinters Ltd.*         294,125
                                                     ----------
CONTAINERS -- 5.4%
         14,700         Mobile Mini, Inc.*              316,050
                                                     ----------
ELECTRONICS -- 18.9%
         21,000         Merix Corp.*                    231,000
          8,000         Park Electrochemical
                          Corp.                         212,500
          9,331         Three-Five Systems,
                          Inc.*                         382,571
          7,000         Watkins-Johnson Company         280,000
                                                     ----------
                                                      1,106,071
                                                     ----------
HEALTHCARE -- 11.5%
         23,000         Taro Pharmaceutical
                          Industries Ltd.*              333,500
          9,000         Zoll Medical Corp.*             343,688
                                                     ----------
                                                        677,188
                                                     ----------
HOUSEHOLD APPLIANCES -- 6.3%
         11,000         Salton, Inc.*                   367,812
                                                     ----------
----------------------------------------------------------------
                                                         MARKET
                                                          VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------

INDUSTRIAL -- 4.3%
         10,000         The Shaw Group, Inc.*        $  253,125
                                                     ----------
MANUFACTURING -- 5.3%
         11,000         Meade Instruments
                          Corp.*                        313,500
                                                     ----------
RETAIL STORES -- 16.5%
         15,000         1-800 CONTACTS, INC.*           405,938
          8,000         REX Stores Corp.*               280,000
          8,000         Tweeter Home
                          Entertainment Group,
                          Inc.*                         284,000
                                                     ----------
                                                        969,938
                                                     ----------
TOYS AND CHILDREN'S PRODUCTS -- 4.4%
         13,950         JAKKS Pacific, Inc.*            260,691
                                                     ----------
TOTAL COMMON STOCKS
 (COST $4,514,136)                                    5,716,187
                                                     ----------
MONEY MARKET FUNDS -- 1.7%
        101,364         Fund for Government
                          Investors
                          (Cost $101,364)               101,364
                                                     ----------
TOTAL INVESTMENTS -- 99.1%
 (COST $4,615,500)                                   $5,817,551
Other Assets Less Liabilities -- 0.9%                    51,809
                                                     ----------
NET ASSETS -- 100.0%                                 $5,869,360
                                                     ==========
NET ASSET VALUE PER SHARE
  (BASED ON 262,655 SHARES
  OUTSTANDING)                                           $22.35
                                                     ==========

NET ASSETS CONSIST OF:
  Paid-in-Capital                                    $4,040,429
  Net Investment Loss                                   (11,483)
  Accumulated Net Realized Gain on
    Investments                                         638,363
  Net Unrealized Appreciation of
    Investments                                       1,202,051
                                                     ----------
NET ASSETS                                           $5,869,360
                                                     ==========

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
SMALL CAP VALUE PORTFOLIO

----------------------------------------------------------------
                                                         MARKET
                                                          VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------
COMMON STOCKS -- 96.0%
AEROSPACE AND DEFENSE -- 1.1%
          1,000         Kaman Corp.                  $   12,875
                                                     ----------
AUTO AND TRUCK PARTS -- 5.0%
          2,190         Arvin Industries, Inc.           62,141
                                                     ----------
AUTOMOBILES -- 3.7%
          2,570         Lithia Motors, Inc.*             45,939
                                                     ----------
CASINOS AND GAMING -- 3.7%
          2,030         Hollywood Park, Inc.*            45,548
                                                     ----------
CHEMICALS -- 3.6%
            800         H.B. Fuller Co.                  44,750
                                                     ----------
COMMERCIAL SERVICES -- 3.1%
          1,350         Quanta Services, Inc.*           38,137
                                                     ----------
COMPUTER PRODUCTS -- 5.5%
          1,400         Advanced Digital
                          Information*                   68,075
                                                     ----------
CONTAINERS AND PACKAGING -- 2.5%
          2,110         Rock-Tenn Co.                    31,123
                                                     ----------
DISTRIBUTION AND WHOLESALE -- 4.9%
          2,110         United Stationers Inc.*          60,267
                                                     ----------
ELECTRONICS -- 5.3%
            900         Electro Scientific
                          Industries*                    65,700
                                                     ----------
ENGINEERING AND CONSTRUCTION -- 3.7%
          3,350         Chicago Bridge & Iron
                          Co.                            46,063
                                                     ----------
FINANCIAL SERVICES -- 6.1%
          1,550         WFS Financial, Inc.*             32,744
          2,900         Westcorp                         42,050
                                                     ----------
                                                         74,794
                                                     ----------
HOMEBUILDING -- 3.7%
          1,440         D.R. Horton, Inc.                19,890
          1,610         MDC Holdings, Inc.               25,257
                                                     ----------
                                                         45,147
                                                     ----------
INDUSTRIAL MACHINERY  -- 6.8%
          1,610         Ampco-Pittsburgh Corp.           16,301
          1,400         Gerber Scientific, Inc.          30,712
          1,100         Imation Corp.*                   36,919
                                                     ----------
                                                         83,932
                                                     ----------
REAL ESTATE -- 1.4%
            800         Prentiss Properties
                          Trust                          16,800
                                                     ----------
RECREATIONAL VEHICLES -- 8.2%
          1,852         Monaco Coach Corp.*              47,342
          2,690         Winnebago Industries,
                          Inc.                           53,968
                                                     ----------
                                                        101,310
                                                     ----------
----------------------------------------------------------------
                                                         MARKET
                                                          VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------

RENTAL AND LEASING -- 5.3%
          1,070         Avis Rent A Car, Inc.*       $   27,352
          1,600         Dollar Thrifty
                          Automotive Group,
                          Inc.*                          38,300
                                                     ----------
                                                         65,652
                                                     ----------
RESTAURANTS -- 4.7%
          2,010         Buffets, Inc.*                   20,100
          1,810         Jack in the Box, Inc.*           37,444
                                                     ----------
                                                         57,544
                                                     ----------
RETAIL -- 6.7%
          3,210         Genesco, Inc.*                   41,730
          3,220         Haverty Furniture
                          Companies                      40,652
                                                     ----------
                                                         82,382
                                                     ----------
TELECOMMUNICATIONS -- 3.2%
            800         NICE Systems Ltd., ADR*          39,350
                                                     ----------
TRANSPORTATION  -- 6.7%
          1,400         America West Holdings
                          Corp.*                         29,050
          1,470         American Freightways*            23,796
          1,740         Yellow Corp.*                    29,254
                                                     ----------
                                                         82,100
                                                     ----------
UTILITIES -- 1.1%
            400         CH Energy Group, Inc.            13,200
                                                     ----------
TOTAL COMMON STOCKS
 (COST $1,112,401)                                    1,182,829
                                                     ----------
MONEY MARKET FUNDS -- 3.6%
         44,612         Fund for Government
                          Investors
                          (Cost $44,612)                 44,612
                                                     ----------
TOTAL INVESTMENTS -- 99.6%
 (COST $1,157,013)                                   $1,227,441
Other Assets Less Liabilities -- 0.4%                     4,581
                                                     ----------
NET ASSETS -- 100.0%                                 $1,232,022
                                                     ==========
NET ASSET VALUE PER SHARE
  (BASED ON 135,940 SHARES
  OUTSTANDING)                                            $9.06
                                                     ==========

NET ASSETS CONSIST OF:
  Paid-in-Capital                                    $1,340,117
  Undistributed Net Investment Income                     2,976
  Accumulated Net Realized Loss on
    Investments                                        (181,499)
  Net Unrealized Appreciation of
    Investments                                          70,428
                                                     ----------
NET ASSETS                                           $1,232,022
                                                     ==========

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
LARGE CAP GROWTH PORTFOLIO

----------------------------------------------------------------
                                                    MARKET VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------
COMMON STOCKS -- 88.9%
BIOTECHNOLOGY AND DRUGS -- 7.9%
          5,900         Amgen, Inc. *               $   354,369
          2,200         Biogen, Inc.*                   185,900
          2,750         MedImmune, Inc.*                456,156
                                                    -----------
                                                        996,425
                                                    -----------
COMMUNICATION EQUIPMENT AND
 SERVICES -- 23.0%
          2,500         Comverse Technology,
                          Inc.*                         361,875
          3,950         Nokia Corp., ADR                750,500
          4,000         QUALCOMM Inc.*                  704,500
          4,750         Scientific-Atlanta,
                          Inc.                          264,219
          2,600         Telephone and Data
                          Systems, Inc.                 327,600
          3,250         United States Cellular
                          Corp.*                        328,047
          3,625         Vodafone Group, ADR             179,438
                                                    -----------
                                                      2,916,179
                                                    -----------
COMPUTER HARDWARE AND
 PERIPHERALS -- 6.5%
          5,180         EMC Corp. *                     565,915
          2,400         International Business
                          Machines Corp.                259,200
                                                    -----------
                                                        825,115
                                                    -----------
COMPUTER NETWORKS -- 4.2%
          5,014         Cisco Systems, Inc. *           537,125
                                                    -----------
COMPUTER SOFTWARE AND
 SERVICES -- 12.8%
          5,500         America Online, Inc.*           414,906
          3,530         Microsoft Corp. *               412,127
          4,650         Siebel Systems, Inc.*           390,600
          5,150         Sun Microsystems,
                          Inc.*                         398,803
                                                    -----------
                                                      1,616,436
                                                    -----------
ELECTRONICS -- 3.3%
          4,400         Solectron Corp.*                418,550
                                                    -----------
FOOD DISTRIBUTORS -- 2.9%
          9,170         SYSCO Corp.                     362,788
                                                    -----------
MEDIA AND BROADCASTING -- 2.2%
          5,000         Tribune Company                 275,313
                                                    -----------
----------------------------------------------------------------
                                                    MARKET VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------

MEDICAL EQUIPMENT -- 1.6%
          1,750         MiniMed, Inc.*              $   128,188
          1,550         VISX, Inc.*                      80,212
                                                    -----------
                                                        208,400
                                                    -----------
OFFICE EQUIPMENT AND SUPPLIES -- 3.0%
          4,250         Lexmark International
                          Group, Inc.*                  384,625
                                                    -----------
RECREATIONAL VEHICLES -- 2.0%
          4,000         Harley Davidson, Inc.           256,250
                                                    -----------
RETAIL -- 3.3%
          6,067         The Home Depot, Inc.            415,969
                                                    -----------
SEMICONDUCTORS -- 14.4%
          2,100         Broadcom Corp.*                 571,987
          3,300         Qlogic Corp.*                   527,588
          3,500         Texas Instruments,
                          Inc.                          339,062
          8,500         Xilinx Inc.*                    386,485
                                                    -----------
                                                      1,825,122
                                                    -----------
UTILITIES -- 1.8%
          5,000         Enron Corp.                     221,875
                                                    -----------
TOTAL COMMON STOCKS
 (COST $7,024,918)                                   11,260,172
                                                    -----------
MONEY MARKET FUNDS -- 9.2%
      1,168,992         Fund for Government
                          Investors
                          (Cost $1,168,992)           1,168,992
                                                    -----------
TOTAL INVESTMENTS -- 98.1%
 (COST $8,193,910)                                  $12,429,164
Other Assets Less Liabilities -- 1.9%                   237,578
                                                    -----------
NET ASSETS -- 100.0%                                $12,666,742
                                                    ===========
NET ASSET VALUE PER SHARE
  (BASED ON 536,888 SHARES
  OUTSTANDING)                                           $23.59
                                                    ===========

NET ASSETS CONSIST OF:
  Paid-in-Capital                                   $ 8,323,520
  Accumulated Net Realized Gain on
    Investments                                         107,968
  Net Unrealized Appreciation of
    Investments                                       4,235,254
                                                    -----------
NET ASSETS                                          $12,666,742
                                                    ===========

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
LARGE CAP VALUE PORTFOLIO

----------------------------------------------------------------
                                                         MARKET
                                                          VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------
COMMON STOCKS -- 93.7%
AEROSPACE AND DEFENSE -- 1.6%
            300         Northrop Grumman Corp.       $   16,219
                                                     ----------
AIRLINES -- 4.3%
            275         British Airways plc,
                          ADR                            17,703
            325         UAL Corp.*                       25,208
                                                     ----------
                                                         42,911
                                                     ----------
AUTO PARTS AND EQUIPMENT -- 5.3%
            900         Dana Corporation                 26,944
            600         Magna International
                          Inc.                           25,425
                                                     ----------
                                                         52,369
                                                     ----------
BANKS -- 8.3%
            800         First Union Corp.                26,250
            975         Golden West Financial
                          Corp.                          32,663
            600         UnionBanCal Corp.                23,662
                                                     ----------
                                                         82,575
                                                     ----------
BEVERAGES -- 1.9%
          1,575         Bass PLC, ADR                    18,605
                                                     ----------
COMMERCIAL SERVICES -- 1.5%
            600         R. R. Donnelley & Sons
                          Co.                            14,887
                                                     ----------
INSTRUMENTS -- 1.7%
            300         Johnson Controls, Inc.           17,062
                                                     ----------
INSURANCE -- 20.6%
            600         Aetna, Inc.                      33,487
            890         The Allstate Corp.               21,360
          1,350         Conseco, Inc.                    24,131
            250         Hartford Financial
                          Services Group, Inc.           11,844
          1,050         SAFECO Corp.                     26,119
            800         The St. Paul Companies,
                          Inc.                           26,950
            840         Travelers Property
                          Casualty Corp.                 28,770
            850         Unitrin, Inc.                    31,981
                                                     ----------
                                                        204,642
                                                     ----------
INVESTMENT SERVICES -- 7.5%
            450         A.G. Edwards, Inc.               14,428
            725         The Bear Stearns
                          Companies, Inc.                30,994
            340         Lehman Brothers
                          Holdings, Inc.                 28,794
                                                     ----------
                                                         74,216
                                                     ----------
MANUFACTURING -- 1.4%
            950         Tomkins F H PLC, ADR             13,953
                                                     ----------
----------------------------------------------------------------
                                                         MARKET
                                                          VALUE
         SHARES                                        (NOTE 1)
----------------------------------------------------------------

METALS AND MINERALS -- 3.0%
          1,150         Corus Group plc, ADR         $   29,756
                                                     ----------
MOTOR VEHICLES -- 11.5%
            585         Ford Motor Co.                   31,261
            350         General Motors Corp.             25,441
            400         Navistar International
                          Corp.*                         18,950
            300         PACCAR, Inc.                     13,294
          1,000         Volvo AB, ADR                    25,250
                                                     ----------
                                                        114,196
                                                     ----------
REAL ESTATE -- 3.7%
          2,200         Trizec Hahn Corp.                37,125
                                                     ----------
RETAIL -- 2.6%
          2,600         Kmart Corp.*                     26,162
                                                     ----------
UTILITIES -- 18.8%
            625         American Electric Power
                          Company, Inc.                  20,078
            590         Constellation Energy
                          Group, Inc.                    17,110
            500         DTE Energy Co.                   15,687
          1,100         Entergy Corp.                    28,325
          1,150         FirstEnergy Corp.                26,091
            850         GPU, Inc.                        25,447
            850         Public Service
                          Enterprise Group,
                          Inc.                           29,591
          1,050         Reliant Energy, Inc.             24,019
                                                     ----------
                                                        186,348
                                                     ----------
TOTAL COMMON STOCKS
 (COST $980,704)                                        931,026
                                                     ----------
MONEY MARKET FUNDS -- 6.2%
         61,375         Fund for Government
                          Investors
                          (Cost $61,375)                 61,375
                                                     ----------
TOTAL INVESTMENTS -- 99.9%
 (COST $1,042,079)                                   $  992,401
Other Assets Less Liabilities -- 0.1%                     1,229
                                                     ----------
NET ASSETS -- 100.0%                                 $  993,630
                                                     ==========
NET ASSET VALUE PER SHARE
  (BASED ON 95,222 SHARES
  OUTSTANDING)                                           $10.43
                                                     ==========

NET ASSETS CONSIST OF:
  Paid-in-Capital                                    $1,068,162
  Undistributed Net Investment Income                     2,779
  Accumulated Net Realized Loss on
    Investments                                         (27,633)
  Net Unrealized Depreciation of
    Investments                                         (49,678)
                                                     ----------
NET ASSETS                                           $  993,630
                                                     ==========

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
INTERNATIONAL EQUITY PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET VALUE
        SHARES                                                            COUNTRY                               (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
AIRLINES -- 0.02%
            67          Konin Luchtvaart Mij NV                    Netherlands                               $     1,712
                                                                                                             -----------
AUTO AND TRUCK MANUFACTURERS -- 1.9%
         4,000          Toyota Motor Corp.                         Japan                                         193,426
                                                                                                             -----------
CHEMICALS -- 2.1%
         3,760          Aventis ADR                                                                              213,850
                                                                                                             -----------
COMPUTERS -- 13.3%
           440          Cap Gemini SA*                             France                                        111,135
         5,580          CMG Plc                                    United Kingdom                                412,432
         2,880          Getronics NV                               Netherlands                                   228,620
         7,115          Logica                                     United Kingdom                                182,329
        15,100          Sema Group Plc                             United Kingdom                                269,650
         1,000          TDK Corp.                                  Japan                                         137,840
                                                                                                             -----------
                                                                                                               1,342,006
                                                                                                             -----------
COMPUTER SOFTWARE -- 8.1%
        10,300          Sage Group                                 United Kingdom                                125,500
           610          SAP AG                                     Germany                                       298,976
           400          Softbank Corp.*                            Japan                                         386,000
                                                                                                             -----------
                                                                                                                 810,476
                                                                                                             -----------
DIVERSIFIED FINANCIAL SERVICES -- 3.8%
        15,000          Daiwa Securities Group, Inc.               Japan                                         234,310
         5,000          Nomura Securities Ltd.                     Japan                                          90,119
         6,100          WEBS Index Fund, Inc.                      Singapore                                      56,044
                                                                                                             -----------
                                                                                                                 380,473
                                                                                                             -----------
ELECTRICAL MACHINERY -- 4.2%
         1,000          Matsushita Communications                  Japan                                         263,763
         7,000          Omron Corp.                                Japan                                         161,042
                                                                                                             -----------
                                                                                                                 424,805
                                                                                                             -----------
ELECTRONIC EQUIPMENT -- 9.7%
           300          Keyence Corp.                              Japan                                         121,624
         1,000          Murata MFG                                 Japan                                         234,456
         7,000          Sharp Corp.                                Japan                                         178,821
         1,545          Sony Corp.                                 Japan                                         439,939
                                                                                                             -----------
                                                                                                                 974,840
                                                                                                             -----------
HOUSEHOLD PRODUCTS/WARES -- 0.01%
            40          Celanese AG*                               Germany                                           725
                                                                                                             -----------

MEDIA / BROADCASTING -- 4.4%
         6,350          British Sky Broadcasting                   United Kingdom                                102,036
            18          Fuji Television                            Japan                                         246,179

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET VALUE
        SHARES                                                            COUNTRY                               (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS  (CONTINUED)

         1,175          Reuters Group, ADR                         United Kingdom                            $    94,955
                                                                                                             -----------
                                                                                                                 443,170
                                                                                                             -----------
OFFICE SUPPLIES AND EQUIPMENT -- 1.7%
         9,000          Ricoh Co.                                  Japan                                         169,336
                                                                                                             -----------
PRECISION INSTRUMENTS -- 1.2%
         4,000          Nikon Corp.                                Japan                                         117,228
                                                                                                             -----------
RETAIL -- 6.3%
         2,000          Seven-Eleven Co.                           Japan                                         316,516
         1,200          Pinault-Printemps-Redo                     France                                        315,123
                                                                                                             -----------
                                                                                                                 631,639
                                                                                                             -----------
SEMICONDUCTORS -- 6.3%
           800          Rohm Co.                                   Japan                                         328,239
         1,075          STMicroelectronics NV                      Netherlands                                   162,795
         1,000          Toyko Electron                             Japan                                         136,766
                                                                                                             -----------
                                                                                                                 627,800
                                                                                                             -----------
TELECOMMUNICATION EQUIPMENT -- 10.8%
         3,300          Alcatel Alsthom, ADR                       France                                        148,500
         3,570          Ericsson LM Telephone Co. Class B, ADR     Sweden                                        234,504
           100          Hikari Tsushin Inc.                        Japan                                         200,265
         2,630          Nokia Corp.                                Finland                                       499,700
                                                                                                             -----------
                                                                                                               1,082,969
                                                                                                             -----------
TELECOMMUNICATIONS -- 14.6%
           925          Nippon Telegraph & Telephone               Japan                                          79,666
             4          Nippon Telegraph & Telephone, ADR          Japan                                          68,383
            12          NTT Mobile Communications                  Japan                                         460,706
           500          Orange Plc, ADR*                           United Kingdom                                 82,750
        51,500          T.I.M. SPA                                 Italy                                         572,449
         4,200          Vodafone Airtouch PLC, ADR                 United Kingdom                                207,900
                                                                                                             -----------
                                                                                                               1,471,854
                                                                                                             -----------
UTILITIES -- 8.9%
            17          DDI Corp.                                  Japan                                         232,502
         2,380          Deutsche Telekom AG, ADR                   Germany                                       168,980
           650          France Telecom, ADR                        France                                         86,775
          1200          Royal PTT Nederland NV, ADR                Netherlands                                   115,350
         5,070          Swisscom AG, ADR                           Switzerland                                   205,335
         1,122          Telefonica SA, ADR*                        Spain                                          88,428
                                                                                                             -----------
                                                                                                                 897,370
                                                                                                             -----------
TOTAL COMMON STOCKS
  (COST $6,937,143)                                                                                            9,783,679
                                                                                                             -----------

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET VALUE
        SHARES                                                            COUNTRY                               (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 2.8%
       276,581          Fund for Government Investors
                          (Cost $276,581)                          United States                             $   276,581
                                                                                                             -----------
TOTAL INVESTMENTS -- 100.1%
  (COST $7,213,724)                                                                                          $10,060,260
Liabilities in Excess of Other Assets -- (0.1%)                                                                   (5,163)
                                                                                                             -----------
NET ASSETS -- 100.0%                                                                                         $10,055,097
                                                                                                             ===========
NET ASSET VALUE PER SHARE
  (BASED ON 763,012 SHARES OUTSTANDING)                                                                           $13.18

NET ASSETS CONSIST OF:
  Paid-in-Capital                                                                                            $ 8,162,982
  Accumulated Net Realized Loss on Investments and Foreign
    Currency Transactions                                                                                       (954,276)
  Net Unrealized Depreciation of Investments and Foreign
    Currency Transactions                                                                                      2,846,391
                                                                                                             -----------
NET ASSETS                                                                                                   $10,055,097
                                                                                                             ===========

--------------------------

*    NON-INCOME PRODUCING
ADR  AMERICAN DEPOSITORY RECEIPTS

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                  AGGRESSIVE      AGGRESSIVE         MID CAP        AGGRESSIVE
                                               SMALL CAP EQUITY     GROWTH           GROWTH         MICRO CAP
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                               ----------------   -----------      -----------      ----------
INVESTMENT INCOME
  Interest (Note 1)......................         $   67,087      $   213,936      $   112,269      $    8,964
  Dividends (Note 1).....................             38,060          165,776           65,592          18,707
                                                  ----------      -----------      -----------      ----------
    Total Investment Income..............            105,147          379,712          177,861          27,671
                                                  ----------      -----------      -----------      ----------
EXPENSES
  Investment Advisory Fee (Note 2).......            317,862          649,922          314,987          53,691
  Administrative Fee (Note 2)............             94,602          193,429           93,746          15,979
  Distribution Plan Fees (Note 4)........             94,677          194,117           94,291          15,963
  Transfer Agent and Custodian Fee
    (Note 3).............................             99,604          145,824           88,676          48,144
  Shareholder Reports and Notices........             41,240           36,449           10,446           6,893
  Registration Fees......................             17,418           16,139           20,705          15,117
  Organizational Expense (Note 1)........                 --           25,200               --              --
  Audit Fees.............................             15,000            9,000            8,000           8,000
  Trustees' Fees and Expenses
    (Note 2).............................              2,958            2,958            2,958           2,958
  Other Expenses.........................             17,448           33,634            9,658           4,207
                                                  ----------      -----------      -----------      ----------
    Total Expenses.......................            700,809        1,306,672          643,467         170,952
    Less Expenses Reimbursed by
      Investment
      Adviser (Note 2)...................           (136,907)        (153,146)         (84,196)        (75,719)
                                                  ----------      -----------      -----------      ----------
      Net Expenses.......................            563,902        1,153,526          559,271          95,233
                                                  ----------      -----------      -----------      ----------
NET INVESTMENT LOSS......................           (458,755)        (773,814)        (381,410)        (67,562)
                                                  ----------      -----------      -----------      ----------
Net Realized Gain on Investment
  Transactions...........................          7,084,090       27,161,572        7,146,986       1,285,026
Change in Net Unrealized Appreciation
  of Investments.........................          1,710,135        3,761,122       33,944,862        (766,596)
                                                  ----------      -----------      -----------      ----------
NET GAIN ON INVESTMENTS..................          8,794,225       30,922,694       41,091,848         518,430
                                                  ----------      -----------      -----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................         $8,335,470      $30,148,880      $40,710,438      $  450,868
                                                  ==========      ===========      ===========      ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
---------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                      SMALL CAP      LARGE CAP    LARGE CAP      INTERNATIONAL
                                                        VALUE          GROWTH       VALUE           EQUITY
                                                      PORTFOLIO      PORTFOLIO    PORTFOLIO        PORTFOLIO
                                                      ---------      ----------   ---------      -------------
INVESTMENT INCOME
  Interest (Note 1).............................      $  2,268       $   10,993   $  2,201        $   31,305
  Dividends (Note 1)............................        38,534           21,194     30,379           128,058
                                                      --------       ----------   ---------       ----------
    Total Investment Income.....................        40,802           32,187     32,580           159,363
                                                      --------       ----------   ---------       ----------
EXPENSES
  Investment Advisory Fee (Note 2)..............         8,762           54,872      6,968            90,992
  Administrative Fee (Note 2)...................         2,608           16,331      2,322            22,748
  Distribution Plan Fees (Note 4)...............         2,613           16,412      2,322            22,763
  Transfer Agent and Custodian Fee (Note 3).....        37,038           42,675     36,874           101,915
  Organizational Expense (Note 1)...............        18,360           18,360     18,360            18,360
  Registration Fees.............................        14,545           14,545     14,545             9,298
  Audit Fees....................................         8,000            8,000      8,000             3,000
  Trustees' Fees and Expenses (Note 2)..........         2,958            2,958      2,958             2,958
  Shareholder Reports and Notices...............         1,050            3,975      1,331             1,316
  Other Expenses................................           639            2,615        627             4,130
                                                      --------       ----------   ---------       ----------
    Total Expenses..............................        96,573          180,743     94,307           277,480
    Less Expenses Reimbursed by Investment
      Adviser (Note 2)..........................       (81,026)         (83,330)   (81,301)         (118,229)
                                                      --------       ----------   ---------       ----------
      Net Expenses..............................        15,547           97,413     13,006           159,251
                                                      --------       ----------   ---------       ----------
NET INVESTMENT INCOME (LOSS)....................        25,255          (65,226)    19,574               112
                                                      --------       ----------   ---------       ----------
Net Realized Gain (Loss) on Investment
  Transactions..................................      (132,236)         159,827     90,722          (949,623)
Net Realized Loss on Foreign Currency
  Transactions..................................            --               --         --           (41,691)
Change in Net Unrealized Appreciation/
  Depreciation of Investments...................       117,015        3,684,106   (104,502)        3,049,013
                                                      --------       ----------   ---------       ----------
NET GAIN (LOSS) ON INVESTMENTS..................       (15,221)       3,843,933    (13,780)        2,057,699
                                                      --------       ----------   ---------       ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................      $ 10,034       $3,778,707   $  5,794        $2,057,811
                                                      ========       ==========   =========       ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                               AGGRESSIVE SMALL CAP EQUITY         AGGRESSIVE GROWTH
                                                        PORTFOLIO                      PORTFOLIO
                                               ---------------------------   -----------------------------
                                                   FOR THE YEARS ENDED            FOR THE YEARS ENDED
                                                      DECEMBER 31,                   DECEMBER 31,
                                               ---------------------------   -----------------------------
                                                   1999           1998           1999            1998
                                               ------------   ------------   -------------   -------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss........................  $   (458,755)  $   (432,412)  $    (773,814)  $    (807,971)
  Net Realized Gain (Loss) on Investment
    Transactions.............................     7,084,090       (338,976)     27,161,572      10,857,763
  Change in Net Unrealized Appreciation of
    Investments..............................     1,710,135        686,288       3,761,122         262,591
                                               ------------   ------------   -------------   -------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations..............     8,335,470        (85,100)     30,148,880      10,312,383
                                               ------------   ------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain.....................      (461,494)            --     (11,023,982)             --
                                               ------------   ------------   -------------   -------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares..........    51,183,189     69,506,803     136,256,553     267,578,704
  Reinvestment of Distributions..............       446,173             --      10,759,472              --
  Cost of Shares Redeemed....................   (68,137,080)   (95,041,562)   (157,516,582)   (298,233,289)
                                               ------------   ------------   -------------   -------------
    Net Decrease in Net Assets Resulting from
      Share Transactions.....................   (16,507,718)   (25,534,759)    (10,500,557)    (30,654,585)
                                               ------------   ------------   -------------   -------------
    TOTAL DECREASE IN NET ASSETS.............    (8,633,742)   (25,619,859)      8,624,341     (20,342,202)
NET ASSETS -- Beginning of Year..............    47,259,382     72,879,241      81,404,106     101,746,308
                                               ------------   ------------   -------------   -------------
NET ASSETS -- End of Year....................  $ 38,625,640   $ 47,259,382   $  90,028,447   $  81,404,106
                                               ============   ============   =============   =============
SHARES
  Sold.......................................     3,131,803      4,515,915       7,808,792      20,345,331
  Issued in Reinvestment of Distributions....        28,748             --         574,758              --
  Redeemed...................................    (4,209,380)    (6,115,945)     (9,139,184)    (22,510,476)
                                               ------------   ------------   -------------   -------------
    Net Decrease in Shares...................    (1,048,829)    (1,600,030)       (755,634)     (2,165,145)
                                               ============   ============   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
---------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                        MID CAP GROWTH             AGGRESSIVE MICRO CAP
                                                           PORTFOLIO                    PORTFOLIO
                                                  ---------------------------   --------------------------
                                                      FOR THE YEARS ENDED          FOR THE YEARS ENDED
                                                         DECEMBER 31,                  DECEMBER 31,
                                                  ---------------------------   --------------------------
                                                      1999           1998          1999           1998
                                                  ------------   ------------   -----------   ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss...........................  $   (381,410)  $    (34,943)  $   (67,562)  $    (67,090)
  Net Realized Gain (Loss) on Investment
    Transactions................................     7,146,986        600,569     1,285,026       (593,873)
  Change in Net Unrealized Appreciation of
    Investments.................................    33,944,862        485,817      (766,596)       938,282
                                                  ------------   ------------   -----------   ------------
    Net Increase in Net Assets Resulting from
      Operations................................    40,710,438      1,051,443       450,868        277,319
                                                  ------------   ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain........................    (3,369,098)      (174,079)     (261,332)            --
                                                  ------------   ------------   -----------   ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.............   116,509,706     14,064,660     3,539,007     16,347,179
  Reinvestment of Distributions.................     3,250,780        170,002       258,260             --
  Cost of Shares Redeemed.......................   (28,117,930)   (15,360,950)   (7,768,889)   (17,163,447)
                                                  ------------   ------------   -----------   ------------
    Net Increase (Decrease) in Net Assets
      Resulting from Share Transactions.........    91,642,556     (1,126,288)   (3,971,622)      (816,268)
                                                  ------------   ------------   -----------   ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS.....   128,983,896       (248,924)   (3,782,086)      (538,949)
NET ASSETS -- Beginning of Year.................     8,123,666      8,372,590     9,651,446     10,190,395
                                                  ------------   ------------   -----------   ------------
NET ASSETS -- End of Year.......................  $137,107,562   $  8,123,666   $ 5,869,360   $  9,651,446
                                                  ============   ============   ===========   ============
SHARES
  Sold..........................................     5,156,724      1,082,352       171,557        825,396
  Issued in Reinvestment of Distributions.......       108,658         12,658        11,929             --
  Redeemed......................................    (1,320,305)    (1,173,434)     (393,474)      (852,387)
                                                  ------------   ------------   -----------   ------------
    Net Increase (Decrease) in Shares...........     3,945,077        (78,424)     (209,988)       (26,991)
                                                  ============   ============   ===========   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
---------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                            SMALL CAP VALUE           LARGE CAP GROWTH
                                                               PORTFOLIO                 PORTFOLIO
                                                        -----------------------   ------------------------
                                                          FOR THE YEARS ENDED       FOR THE YEARS ENDED
                                                             DECEMBER 31,               DECEMBER 31,
                                                        -----------------------   ------------------------
                                                           1999         1998         1999          1998
                                                        ----------   ----------   -----------   ----------
FROM INVESTMENT ACTIVITIES
  Net Investment Income (Loss)........................  $   25,255   $    6,650   $   (65,226)  $   (3,965)
  Net Realized Gain (Loss) on Investment
    Transactions......................................    (132,236)     (49,214)      159,827      (51,859)
  Change in Net Unrealized Appreciation of
    Investments.......................................     117,015      (47,797)    3,684,106      548,665
                                                        ----------   ----------   -----------   ----------
    Net Increase in Net Assets Resulting from
      Operations......................................      10,034      (90,361)    3,778,707      492,841
                                                        ----------   ----------   -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income..........................     (25,255)      (6,650)           --           --
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares...................     847,356    1,107,661    12,367,626    2,553,343
  Reinvestment of Distributions.......................      25,255        6,650            --           --
  Cost of Shares Redeemed.............................    (482,464)    (261,412)   (5,881,138)    (747,178)
                                                        ----------   ----------   -----------   ----------
    Net Increase in Net Assets Resulting from Share
      Transactions....................................     390,147      852,899     6,486,488    1,806,165
                                                        ----------   ----------   -----------   ----------
    TOTAL INCREASE IN NET ASSETS......................     374,926      755,888    10,265,195    2,299,006
NET ASSETS -- Beginning of Year.......................     857,096      101,208     2,401,547      102,541
                                                        ----------   ----------   -----------   ----------
NET ASSETS -- End of Year.............................  $1,232,022   $  857,096   $12,666,742   $2,401,547
                                                        ==========   ==========   ===========   ==========
SHARES
  Sold................................................      93,218      109,516       725,134      216,274
  Issued in Reinvestment of Distributions.............       2,787          722            --           --
  Redeemed............................................     (53,134)     (27,174)     (354,236)     (60,290)
                                                        ----------   ----------   -----------   ----------
    Net Increase in Shares............................      42,871       83,064       370,898      155,984
                                                        ==========   ==========   ===========   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
---------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                           LARGE CAP VALUE        INTERNATIONAL EQUITY
                                                              PORTFOLIO                 PORTFOLIO
                                                        ---------------------   -------------------------
                                                         FOR THE YEARS ENDED       FOR THE YEARS ENDED
                                                            DECEMBER 31,              DECEMBER 31,
                                                        ---------------------   -------------------------
                                                          1999        1998         1999          1998
                                                        ---------   ---------   -----------   -----------
FROM INVESTMENT ACTIVITIES
  Net Investment Income (Loss)........................  $  19,574   $   8,851   $       112   $    (9,344)
  Net Realized Gain (Loss) on Investment
    Transactions......................................     90,722      18,166      (949,623)      232,783
  Net Realized Gain (Loss) on Foreign Currency
    Transactions......................................         --          --       (41,691)          282
  Change in Net Unrealized Appreciation of
    Investments.......................................   (104,502)     53,686     3,049,013      (202,622)
                                                        ---------   ---------   -----------   -----------
    Net Increase in Net Assets Resulting from
      Operations......................................      5,794      80,703     2,057,811        21,099
                                                        ---------   ---------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income..........................    (19,574)     (8,851)           --            --
  From Net Realized Gain..............................   (102,701)    (33,820)       (1,644)     (226,731)
                                                        ---------   ---------   -----------   -----------
    Total Distributions to Shareholders...............   (122,275)    (42,671)       (1,644)     (226,731)
                                                        ---------   ---------   -----------   -----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares...................    691,527     844,096     1,794,445    11,259,013
  Reinvestment of Distributions.......................    121,787      42,522         1,644       226,731
  Cost of Shares Redeemed.............................   (358,642)   (370,425)   (4,123,605)     (963,665)
                                                        ---------   ---------   -----------   -----------
    Net Increase (Decrease) in Net Assets Resulting
      from Share Transactions.........................    454,672     516,193    (2,327,516)   10,522,079
                                                        ---------   ---------   -----------   -----------
    TOTAL INCREASE (DECREASE) IN NET ASSETS...........    338,191     554,225      (271,349)   10,316,447
NET ASSETS -- Beginning of Year.......................    655,439     101,214    10,326,446         9,999
                                                        ---------   ---------   -----------   -----------
NET ASSETS -- End of Year.............................  $ 993,630   $ 655,439   $10,055,097   $10,326,446
                                                        =========   =========   ===========   ===========
SHARES
  Sold................................................     56,283      75,563       174,257     1,063,405
  Issued in Reinvestment of Distributions.............     11,519       3,723           126        21,738
  Redeemed............................................    (30,133)    (31,741)     (401,454)      (96,060)
                                                        ---------   ---------   -----------   -----------
    Net Increase (Decrease) in Shares.................     37,669      47,545      (227,071)      989,083
                                                        =========   =========   ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 AGGRESSIVE SMALL CAP EQUITY
                                                                         PORTFOLIO**
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                  ----------------------------------------------------------
                                                    1999        1998        1997        1996         1995
                                                  --------    --------    --------    ---------    ---------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
  Net Asset Value -- Beginning of Year........     $15.99      $16.00      $17.79       $15.41     $  10.98
                                                  -------     -------     -------     --------     --------
  Income from Investment Operations:
    Net Investment Loss.......................      (0.24)      (0.15)      (0.30)       (0.23)       (0.16)
    Net Realized and Unrealized Gain on
      Investments.............................       4.71        0.14        2.30(C)      2.61         4.97
                                                  -------     -------     -------     --------     --------
      Total from Investment Operations........       4.47       (0.01)       2.00         2.38         4.81
                                                  -------     -------     -------     --------     --------
  Distributions to Shareholders:
    From Net Realized Gain....................      (0.20)         --       (3.79)          --        (0.38)
                                                  -------     -------     -------     --------     --------
  Net Increase (Decrease) in Net Asset
    Value.....................................       4.27       (0.01)      (1.79)        2.38         4.43
                                                  -------     -------     -------     --------     --------
  Net Asset Value -- End of Year..............     $20.26      $15.99      $16.00       $17.79       $15.41
                                                  =======     =======     =======     ========     ========

TOTAL INVESTMENT RETURN.......................      28.34%      (0.06)%     11.24%       15.44%       43.80%
RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2).......       1.49%       1.63%       2.33%        1.75%        1.75%
  Expenses Before Reimbursement (Note 2)......       1.85%       1.98%       2.62%        1.86%        2.10%
  Net Investment Loss After Reimbursement
    (Note 2)..................................      (1.21)%     (0.79)%     (1.37)%      (1.33)%      (1.15)%
  Net Investment Loss Before Reimbursement
    (Note 2)..................................      (1.57)%     (1.13)%     (1.64)%      (1.44)%      (1.50)%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate.....................        240%        145%        184%         137%         170%
  Net Assets at End of Year (in thousands)....    $38,626     $47,259     $72,879     $190,035     $105,299
  Number of Shares Outstanding at End of Year
    (in thousands)............................      1,906       2,955       4,555       10,683        6,831

---------------------------------------------

 (C) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
** Financial Highlights include the performance of the Navellier Aggressive
   Small Cap Equity Portfolio, a series of the Navellier Series Fund, which reorganized on July 24, 1998, as a series of the Navellier Performance Funds.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     AGGRESSIVE GROWTH
                                                                         PORTFOLIO
                                               --------------------------------------------------------------
                                                                                                 FOR THE
                                                                                                 PERIOD
                                                     FOR THE YEARS ENDED DECEMBER 31,             ENDED
                                               ---------------------------------------------    DECEMBER 31,
                                                1999        1998         1997        1996         1995*
                                               --------    --------    ---------    --------    -------------
FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD:
  Net Asset Value -- Beginning of Period...     $14.82      $13.29       $12.25       $9.99        $10.00
                                               -------     -------     --------     -------       -------
  Income from Investment Operations:
    Net Investment Loss....................      (0.16)      (0.15)       (0.14)      (0.12)           --
    Net Realized and Unrealized Gain (Loss)
      on Investments.......................       6.95        1.68         1.34        2.38(C)      (0.01)
                                               -------     -------     --------     -------       -------
      Total from Investment Operations.....       6.79        1.53         1.20        2.26         (0.01)
                                               -------     -------     --------     -------       -------
  Distributions to Shareholders:
    From Net Realized Gain.................      (2.60)         --        (0.16)         --            --
                                               -------     -------     --------     -------       -------
  Net Increase (Decrease) in Net Asset
    Value..................................       4.19        1.53         1.04        2.26         (0.01)
                                               -------     -------     --------     -------       -------
  Net Asset Value -- End of Period.........     $19.01      $14.82       $13.29      $12.25         $9.99
                                               =======     =======     ========     =======       =======

TOTAL INVESTMENT RETURN....................      46.11%      11.51%        9.77%      22.62%        (0.10)%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2)....       1.49%       1.68%        2.00%       2.00%         2.00%(B)
  Expenses Before Reimbursement (Note 2)..        1.68%       1.89%        2.15%       2.22%        27.25%(B)
  Net Investment Income (Loss) After
    Reimbursement (Note 2).................      (1.00)%     (0.92)%      (1.07)%     (1.57)%        2.59%(B)
  Net Investment Income (Loss) Before
    Reimbursement (Note 2).................      (1.20)%     (1.13)%      (1.22)%     (1.77)%      (12.66)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate..................        702%        237%         247%        169%           --
  Net Assets at End of Period (in
    thousands).............................    $90,028     $81,404     $101,746     $95,246          $300
  Number of Shares Outstanding at End of
    Period (in thousands)..................      4,736       5,491        7,657       7,774            30

------------------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized
 (C) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

 * FROM COMMENCEMENT OF OPERATIONS DECEMBER 28, 1995

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           MID CAP GROWTH
                                                                             PORTFOLIO
                                                       ------------------------------------------------------
                                                                                                 FOR THE
                                                               FOR THE YEARS ENDED               PERIOD
                                                                  DECEMBER 31,                    ENDED
                                                       -----------------------------------      DECEMBER 31,
                                                         1999          1998         1997          1996*
                                                       ---------      -------      -------      -------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
  Net Asset Value -- Beginning of Period.........        $13.65       $12.43       $10.27          $10.00
                                                       --------       ------       ------         -------
  Income from Investment Operations:
    Net Investment Income (Loss).................         (0.08)       (0.06)       (0.06)           0.01
    Net Realized and Unrealized Gain on
      Investments................................         17.40         1.59         2.75            0.27
                                                       --------       ------       ------         -------
      Total from Investment Operations...........         17.32         1.53         2.69            0.28
                                                       --------       ------       ------         -------
  Distributions to Shareholders:
    From Net Investment Income...................            --           --           --           (0.01)
    From Net Realized Gain.......................         (0.77)       (0.31)       (0.53)             --
                                                       --------       ------       ------         -------
      Total Distributions to Shareholders........         (0.77)       (0.31)       (0.53)          (0.01)
                                                       --------       ------       ------         -------
  Net Increase in Net Asset Value................         16.55         1.22         2.16            0.27
                                                       --------       ------       ------         -------
  Net Asset Value -- End of Period...............        $30.20       $13.65       $12.43          $10.27
                                                       ========       ======       ======         =======

TOTAL INVESTMENT RETURN..........................        126.97%       12.31%       26.18%           2.75%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2)..........          1.49%        1.66%        2.00%           2.00%(B)
  Expenses Before Reimbursement (Note 2).........          1.69%        2.56%        3.27%         113.02%(B)
  Net Investment Income (Loss) After
    Reimbursement (Note 2).......................         (1.00)%      (0.38)%      (0.69)%          0.87%(B)
  Net Investment Income (Loss) Before
    Reimbursement (Note 2).......................         (1.23)%      (1.27)%      (1.96)%       (110.15)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate........................           208%         211%         163%             --
  Net Assets at End of Period (in thousands).....      $137,108       $8,124       $8,373          $1,642
  Number of Shares Outstanding at End of Period
    (in thousands)...............................         4,540          595          673             160

------------------------------------------------

(A) Total returns for periods of less than one year are not annualized.
(B) Annualized

* FROM COMMENCEMENT OF OPERATIONS NOVEMBER 26, 1996

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           AGGRESSIVE MICRO CAP
                                                                                 PORTFOLIO
                                                                  ---------------------------------------
                                                                     FOR THE YEARS           FOR THE
                                                                         ENDED               PERIOD
                                                                      DECEMBER 31,            ENDED
                                                                  --------------------      DECEMBER 31,
                                                                   1999         1998          1997*
                                                                  -------      -------      -------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
  Net Asset Value -- Beginning of Period....................      $20.42       $20.40          $15.64
                                                                  ------       ------         -------
  Income from Investment Operations:
    Net Investment Loss.....................................       (0.28)       (0.14)          (0.05)
    Net Realized and Unrealized Gain on Investments.........        3.27         0.16            5.17
                                                                  ------       ------         -------
      Total from Investment Operations......................        2.99         0.02            5.12
                                                                  ------       ------         -------
  Distributions to Shareholders:
    From Net Realized Gain..................................       (1.06)          --           (0.36)
                                                                  ------       ------         -------
  Net Increase in Net Asset Value...........................        1.93         0.02            4.76
                                                                  ------       ------         -------
  Net Asset Value -- End of Period..........................      $22.35       $20.42          $20.40
                                                                  ======       ======         =======

TOTAL INVESTMENT RETURN.....................................       14.79%        0.10%          32.76%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2).....................        1.49%        1.51%           1.55%(B)
  Expenses Before Reimbursement (Note 2)....................        2.68%        2.50%           3.21%(B)
  Net Investment Loss After Reimbursement (Note 2)..........       (1.06)%      (0.71)%         (0.54)%(B)
  Net Investment Loss Before Reimbursement (Note 2).........       (2.24)%      (1.70)%         (2.20)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................         190%         196%             86%
  Net Assets at End of Period (in thousands)................      $5,869       $9,651         $10,190
  Number of Shares Outstanding at End of Period (in
    thousands)..............................................         263          473             500

-------------------------------------------------------------

(A) Total returns for periods of less than one year are not annualized.
(B) Annualized

* FROM COMMENCEMENT OF OPERATIONS MARCH 17, 1997

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                               SMALL CAP VALUE                     LARGE CAP GROWTH
                                                  PORTFOLIO                           PORTFOLIO
                                      ---------------------------------   ----------------------------------
                                        FOR THE YEARS      FOR THE          FOR THE YEARS       FOR THE
                                            ENDED          PERIOD               ENDED           PERIOD
                                        DECEMBER 31,        ENDED            DECEMBER 31,        ENDED
                                      -----------------   DECEMBER 31,    ------------------   DECEMBER 31,
                                       1999      1998       1997*          1999       1998       1997*
                                      -------   -------   -------------   --------   -------   -------------
FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD:
  Net Asset Value -- Beginning of
    Period.........................    $9.21    $10.12       $10.00        $14.47    $10.25       $10.00
                                      ------    ------       ------       -------    ------       ------
  Income from Investment
    Operations:
    Net Investment Income (Loss)...     0.19      0.07         0.01         (0.12)    (0.02)        0.01
    Net Realized and Unrealized
      Gain (Loss) on Investments...    (0.15)    (0.91)        0.12          9.24      4.24         0.25
                                      ------    ------       ------       -------    ------       ------
      Total from Investment
        Operations.................     0.04     (0.84)        0.13          9.12      4.22         0.26
                                      ------    ------       ------       -------    ------       ------
  Distributions to Shareholders:
    From Net Investment Income.....    (0.19)    (0.07)       (0.01)           --        --        (0.01)
                                      ------    ------       ------       -------    ------       ------
  Net Increase (Decrease) in Net
    Asset Value....................    (0.15)    (0.91)        0.12          9.12      4.22         0.25
                                      ------    ------       ------       -------    ------       ------
  Net Asset Value -- End of
    Period.........................    $9.06     $9.21       $10.12        $23.59    $14.47       $10.25
                                      ======    ======       ======       =======    ======       ======

TOTAL INVESTMENT RETURN............     0.44%    (8.28)%       1.25%(A)     63.03%    41.17%        2.56%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement
    (Note 2).......................     1.49%     1.53%        1.75%(B)      1.49%     1.54%        1.90%(B)
  Expenses Before Reimbursement
    (Note 2).......................     9.25%    13.01%        7.74%(B)      2.75%     9.11%        6.66%(B)
  Net Investment Income (Loss)
    After Reimbursement
    (Note 2).......................     2.42%     1.12%        1.94%(B)     (0.99)%   (0.43)%       2.40%(B)
  Net Investment Income (Loss)
    Before Reimbursement
    (Note 2).......................    (5.34)%  (10.36)%      (4.03)%(B)    (2.26)%   (8.00)%      (2.36)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate..........       91%       85%           2%           75%       80%          --
  Net Assets at End of Period (in
    thousands).....................   $1,232      $857         $101       $12,667    $2,402         $103
  Number of Shares Outstanding at
    End of Period (in thousands)...      136        93           10           537       166           10

----------------------------------

(A) Total returns for periods of less than one year are not annualized.
(B) Annualized

* FROM COMMENCEMENT OF OPERATION DECEMBER 19, 1997

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             LARGE CAP VALUE                    INTERNATIONAL EQUITY
                                                PORTFOLIO                             PORTFOLIO
                                    ----------------------------------   -----------------------------------
                                      FOR THE YEARS       FOR THE           FOR THE YEARS       FOR THE
                                          ENDED           PERIOD                ENDED           PERIOD
                                       DECEMBER 31,        ENDED            DECEMBER 31,         ENDED
                                    ------------------   DECEMBER 31,    -------------------   DECEMBER 31,
                                     1999      1998        1997*          1999       1998       1997**
                                    -------   --------   -------------   --------   --------   -------------
FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD:
  Net Asset Value -- Beginning of
    Period.......................   $11.39     $10.11       $10.00        $10.43     $10.00       $10.00
                                    ------    -------       ------       -------    -------       ------
  Income from Investment
    Operations:
    Net Investment Income
      (Loss).....................     0.21       0.16         0.01            --      (0.01)          --
    Net Realized and Unrealized
      Gain on Investments........     0.27       1.91         0.11          2.75       0.67           --
                                    ------    -------       ------       -------    -------       ------
      Total from Investment
        Operations...............     0.48       2.07         0.12          2.75       0.66           --
                                    ------    -------       ------       -------    -------       ------
  Distributions to Shareholders:
    From Net Investment Income...    (0.21)     (0.16)       (0.01)           --         --           --
    From Net Realized Gain.......    (1.23)     (0.63)          --            --      (0.23)          --
                                    ------    -------       ------       -------    -------       ------
      Total Distributions to
        Shareholders.............    (1.44)     (0.79)       (0.01)           --      (0.23)          --
                                    ------    -------       ------       -------    -------       ------
  Net Increase (Decrease) in Net
    Asset Value..................    (0.96)      1.28         0.11          2.75       0.43           --
                                    ------    -------       ------       -------    -------       ------
  Net Asset Value -- End of
    Period.......................   $10.43     $11.39       $10.11        $13.18     $10.43       $10.00
                                    ======    =======       ======       =======    =======       ======

TOTAL INVESTMENT RETURN..........     4.24%     20.48%        1.18%(A)     26.39%      6.64%          --(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement
    (Note 2).....................     1.40%      1.42%        1.50%(B)      1.75%      1.75%        1.75%(B)
  Expenses Before Reimbursement
    (Note 2).....................    10.14%     14.34%        5.03%(B)      3.05%      3.29%        5.48%(B)
  Net Investment Gain (Loss)
    After Reimbursement
    (Note 2).....................     2.10%      1.69%        3.09%(B)        --      (0.14)%      (1.75)%(B)
  Net Investment Loss Before
    Reimbursement (Note 2).......    (6.63)%   (11.22)%      (0.45)%(B)    (1.30)%    (1.68)%      (5.48)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate........       90%       256%          --            84%        41%          --
  Net Assets at End of Period (in
    thousands)...................     $994       $655         $101       $10,055    $10,326          $10
  Number of Shares Outstanding at
    End of Period (in
    thousands)...................       95         58           10           763        990            1

--------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized

 * FROM COMMENCEMENT OF OPERATION DECEMBER 19, 1997
** FROM COMMENCEMENT OF OPERATION DECEMBER 26, 1997

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. Significant Accounting Policies

    The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of eight separate portfolios each with its own investment objectives and policies: the Aggressive Small Cap Equity Portfolio, a diversified open-end management company portfolio, the Aggressive Growth Portfolio, a non-diversified open-end management company portfolio, the Mid Cap Growth Portfolio, a diversified open-end management company portfolio, the Aggressive Micro Cap Portfolio (formerly the Aggressive Small Cap Portfolio), a diversified open-end management company portfolio, the Small Cap Value Portfolio, a diversified open-end management company portfolio, the Large Cap Growth Portfolio, a non-diversified open-end management company portfolio, the Large Cap Value Portfolio, a diversified open-end management company portfolio, and the International Equity Portfolio, a diversified open-end management company portfolio. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

      (e) Organizational expenses of the Aggressive Growth Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, and the International Equity Portfolio totaling $126,000, $91,800, $91,800, $91,800, and $91,800, respectively, are being deferred and amortized over 60 months beginning with public offering of shares in the portfolios. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 1999, the unamortized organization costs of the Aggressive Growth Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, and the International Equity Portfolio were $24,990, $55,080, $55,080, $55,080 and $55,080, respectively.

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Effective May 1, 1998, under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.84% of the daily net assets of the Aggressive Small Cap Equity Portfolio, the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, and the Large Cap Growth Portfolio, 0.75% of the daily net assets of the Large Cap Value Portfolio, and 1.00% of the daily net assets of the International Equity Portfolio. The Adviser receives an annual fee equal to 0.25% of the Funds average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. At December 31, 1998, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expense incurred on behalf of the Fund. During the year ended December 31, 1999, the Adviser paid operating expenses of the Aggressive Small Cap Portfolio, the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value, the Large Cap Growth Portfolio, the Large Cap Value Portfolio and the International Equity Portfolio totaling $193,668, $269,204, $140,443, $85,319, $82,591, $93,128, $82,695, and $140,977,
respectively. Under the operating expense agreement, the Adviser requested, and the Aggressive Small Cap Portfolio, the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio and the International Equity Portfolio reimbursed, $56,761, $116,058, $56,247, $9,600, $1,565, $9,798, $1,394, and $22,748 respectively, of such expenses. Effective May 1, 1998, the Adviser agreedto limit the total normal expenses of each Portfolio to 1.49% of average annual net assets, except for the Large Cap Value Portfolio's expense limitation of 1.40% and the International Equity Portfolio's expense limitation of 1.75%.

    Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

    The Fund pays each of its Trustees not affiliated with the Adviser $7,500 in fees annually. For the year ended December 31, 1999, Trustees' fees and expenses totaled $23,664.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Aggressive Small Cap Equity Portfolio, the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio, and, the International Equity Portfolio for expenses incurred in the promotion and distribution of shares of the Fund. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------

Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

5. Securities Transactions

    For the year ended December 31, 1999, the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term securities) were as follows:

                                         AGGRESSIVE       AGGRESSIVE      MID CAP      AGGRESSIVE
                                      SMALL CAP EQUITY      GROWTH         GROWTH       MICRO CAP
                                         PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
                                      ----------------   ------------   ------------   -----------
    Purchases.......................    $ 86,025,402     $514,118,553   $160,334,786   $11,902,051
                                        ============     ============   ============   ===========
    Sales...........................    $101,209,495     $533,017,807   $ 78,554,042   $16,083,700
                                        ============     ============   ============   ===========

                                                         LARGE CAP                       INTERNATIONAL
                                      SMALL CAP VALUE      GROWTH         LARGE CAP         EQUITY
                                         PORTFOLIO       PORTFOLIO     VALUE PORTFOLIO     PORTFOLIO
                                      ---------------   ------------   ---------------   -------------
    Purchases.......................   $  1,290,197     $  9,852,874    $  1,085,090      $ 6,987,816
                                       ============     ============    ============      ===========
    Sales...........................   $    900,561     $  4,758,647    $    771,943      $ 8,829,567
                                       ============     ============    ============      ===========

6. Unrealized Appreciation and Depreciation of Investments

    Unrealized appreciation and depreciation as of December 31, 1999, based on the cost for Federal income tax purposes is as follows:

                                          AGGRESSIVE      AGGRESSIVE      MID CAP      AGGRESSIVE
                                       SMALL CAP EQUITY     GROWTH         GROWTH      MICRO CAP
                                          PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO
                                       ----------------   -----------   ------------   ----------
    Gross Unrealized Appreciation....     $11,110,823     $17,105,898   $ 37,461,938   $1,281,911
    Gross Unrealized Depreciation....        (776,423)     (3,224,340)    (1,835,049)     (79,860)
                                          -----------     -----------   ------------   ----------
    Net Unrealized Appreciation......     $10,334,400     $13,881,558   $ 35,626,889   $1,202,051
                                          ===========     ===========   ============   ==========
    Cost of Investments for Federal
     Income Tax Purposes.............     $29,676,997     $74,147,488   $101,630,954   $4,615,500
                                          ===========     ===========   ============   ==========

                                         SMALL CAP       LARGE CAP     LARGE CAP     INTERNATIONAL
                                           VALUE          GROWTH         VALUE          EQUITY
                                         PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO
                                       --------------   -----------   ------------   -------------
    Gross Unrealized Appreciation....   $   140,983     $ 4,375,343   $     46,230    $2,916,445
    Gross Unrealized Depreciation....       (70,555)       (140,089)       (95,908)      (69,909)
                                        -----------     -----------   ------------    ----------
    Net Unrealized Appreciation......   $    70,428     $ 4,235,254   $    (49,678)   $2,846,536
                                        ===========     ===========   ============    ==========
    Cost of Investments for Federal
     Income Tax Purposes.............   $ 1,157,013     $ 8,193,910   $  1,042,079    $7,213,724
                                        ===========     ===========   ============    ==========

                                                 THE NAVELLIER PERFORMANCE FUNDS
-----------------------------------------------------------------

7. Federal Income Tax

    Permanent differences between tax and financial reporting of net investment income and net realized gain/loss are reclassified. As of December 31, 1999, net investment losses were reclassified to paid-in-capital and accumulated net realized gain/loss on investment transactions as follows:

                                              AGGRESSIVE
                                               SMALL CAP     AGGRESSIVE    MID CAP    AGGRESSIVE
                                                EQUITY         GROWTH      GROWTH     MICRO CAP
                                               PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO
                                              ----------     ----------   ---------   ----------
    Reduction of paid-in capital...........    $458,755       $ 47,893    $381,410     $68,065
    Reduction of accumulated net realized
     gain..................................          --       $748,614          --          --

                                                                LARGE CAP   LARGE CAP   INTERNATIONAL
                                             SMALL CAP VALUE     GROWTH       VALUE        EQUITY
                                                PORTFOLIO       PORTFOLIO   PORTFOLIO     PORTFOLIO
                                             ----------------   ---------   ---------   -------------
    Reduction of paid-in-capital...........       $2,976         $65,226     $2,779        $41,579

    Additionally, as of December 31, 1999, the Aggressive Growth Portfolio reclassified $14,605,906 of accumulated net realized gain on investments to paid-in-capital.

    At December 31, 1999, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                                                  SMALL CAP   INTERNATIONAL
                                                                    VALUE        EQUITY
    EXPIRES DECEMBER 31,                                          PORTFOLIO     PORTFOLIO
    --------------------                                          ---------   -------------
    2005........................................................  $     50            --
    2006........................................................    32,877      $422,735
    2007........................................................   140,648            --
                                                                  --------      --------
                                                                   173,525       422,735
                                                                  ========      ========

8. Litigation

    The former Trustees of the Navellier Series Fund, which was merged into the Aggressive Small Cap Equity Portfolio ("Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they claim to be approximately $4 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio of the Fund. However, even then, Navellier Management, Inc. ("NMI") has agreed that, if any such claim were determined to be valid, NMI, not the Portfolio, would pay such claim.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER PERFORMANCE FUNDS
RENO, NEVADA

We have audited the accompanying statements of net assets of Navellier Small Cap Equity Portfolio, Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio, Navellier Large Cap Value Portfolio and Navellier International Equity Portfolio, each a series of shares of The Navellier Performance Funds as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended December 31, 1996 and prior were audited by other auditors whose report dated January 31, 1997, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Navellier Small Cap Equity Portfolio, Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio, Navellier Large Cap Value Portfolio and Navellier International Equity Portfolio as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                          [SIGNATURE]

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 18, 2000

                                        PART C

                                  OTHER INFORMATION

ITEM 24  FINANCIAL STATEMENTS AND EXHIBITS

    1.   FINANCIAL STATEMENTS:

         (a)  N/A

         (b)  Included in Part B of this Registration Statement:

              (i)       Annual Report as of December 31, 1999.

         (c)  Included in Part C of this Registration Statement:     none

    All other statements and schedules have been omitted because they are not applicable or the information is shown in the Financial Statements or Financial Highlights or notes thereto.


    2.   EXHIBITS:
         Exhibit Number      Description
         --------------      -----------
         1.1            Certificate of Trust of Registrant [initial N-1A filed
                        December 8, 1995] *
         1.2            Declaration of Trust of Registrant [initial N-1A
                        filed December 8, 1995] *
         2              By-Laws of Registrant [initial N-1A filed
                        December 8, 1995] *
         3              None
         4              None
         5              Investment Management Agreement between the Navellier
                        Aggresive Growth Portfolio and Navellier Management,
                        Inc., dated April 27, 1998 [filed May 26, 1998]*
         5.1            Investment Management Agreement between the
                        Navellier Mid Cap Growth Portfolio and Navellier
                        Management, Inc., dated April 27, 1998 [filed May 26,
                        1998]*

         5.2            Investment Management Agreement between the
                        Navellier Aggressive Micro Cap Portfolio and Navellier
                        Management, Inc., dated April 27, 1998 [filed May 26,
                        1998]*
         5.3            Investment Management Agreement between the Navellier
                        Small Cap Value Portfolio and Navellier Management,
                        Inc. dated April 27, 1998 [filed May 26, 1998]*
         5.4            Investment Management Agreement between the Navellier
                        Large Cap Growth Portfolio and Navellier Management,
                        Inc. dated April 27, 1998 [filed May 26, 1998]*
         5.5            Investment Management Agreement between the Navellier
                        Large Cap Value Portfolio and Navellier Management,
                        Inc. dated April 27, 1998 [filed May 26, 1998]*
         5.6            Investment Management Agreement between the Navellier
                        International Equity Portfolio and Navellier
                        Management, Inc. dated April 27, 1998 [filed May 26,
                        1998]*
     5.6 (Exhibit A)    Sub-advisory Agreement between Navellier Management,
                        Inc. and Global Value Investors, Inc. [Post-Effective
                        Amendment No. 8 filed December 9, 1997]
         5.7            Investment Management Agreement between Navellier
                        Management, Inc. and The Navellier Aggressive Small
                        Cap Equity Portfolio dated dated April 27, 1998 [filed
                        May 26, 1998]*
         6.1            Distribution Agreement dated October 17, 1995 [initial
                        N-1A filed December 8, 1995] *
         6.2            Selected Dealer Agreement (specimen) [initial N-1A
                        filed December 8, 1995] *
         7              None
         8.1            Administrative Services, Custodian, Transfer Agreement
                        with Rushmore Trust & Savings, FSB  [initial N-1A filed
                        December 8, 1995] *
         8.2            Navellier Administrative Services Agreement [initial
                        N-1A filed December 8, 1995] *
         9.0            Trustee Indemnification Agreements [initial N-1A filed
                        December 8,1995] *
         10             Consent of Counsel [filed herewith]
         11             Consent of Independent Auditors as to Performance
                        Fund Portfolios [filed herewith]
         11.1           Consent of Independent Auditors as to Agressive Small
                        Cap Equity Portfolio (filed herewith)
         12             None
         13             Subscription Agreement between The Navellier
                        Performance Funds and Louis Navellier, dated October
                        17, 1995 [initial N-1A filed December 8, 1995] *
         13.1           Investment Advisor Operating Expense Reimbursement
                        Agreement [initial N-1A filed December 8, 1995] *
         14             None
         15             12b-1 Distribution Plan for the Navellier Aggressive
                        Growth Portfolio [initial N-1A filed
                        December 8, 1995] *

         15.1           12b-1 Distribution Plan for the Navellier Mid Cap
                        Growth Portfolio dated October 30, 1996 [Post-Effective
                        Amendment No. 4 filed November 26, 1996]*
         15.2           12b-1 Distribution Plan for the Navellier Small Cap
                        Value Portfolio [Post-Effective Amendment No. 7 filed
                        November 14, 1997]*
         15.3           12b-1 Distribution Plan for the Navellier Large Cap
                        Growth Portfolio [Post-Effective Amendment No. 7 filed
                        November 14, 1997]*
         15.4           12b-1 Distribution Plan for the Navellier Large Cap
                        Value Portfolio [Post-Effective Amendment No. 7 filed
                        November 14, 1997]*
         15.5           12b-1 Distribution Plan for the Navellier International
                        Equity Portfolio [Post-Effective Amendment No. 7 filed
                        November 14, 1997]*
         15.6           12b-1 Distribution Plan for the Navellier Aggressive
                        Small Cap Equity Portfolio dated March 30, 1998 filed
                        March 31, 1998 via EDGAR incorporated by reference *
         15.7           12b-1 Distribution Plan for the Navellier Aggressive
                        Micro Cap Portfolio dated April 27, 1998 [filed May 26,
                        1998]*
         16             N/A


    * Denotes the document is incorporated herein by reference.

ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Advisor, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Advisor, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).


         (b) The Distributor Navellier Securities Corp. (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also a stockholder, director, and officer of the Investment Advisor and a Trustee and officer of the Fund.

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

    As of December 31, 1998 the Aggressive Growth Portfolio had 7986 shareholders; the Mid Cap Growth Portfolio had 779 shareholders; and the Aggressive Micro Cap Portfolio had 788 shareholders. The Small Cap Value Portfolio, had 76 shareholder; the Large Cap Growth Portfolio, had 141 shareholder; the Large Cap Value Portfolio, had 59 shareholder; the International Equity Portfolio, had 65 shareholder and the Aggressive Small Cap Equity Portfolio had 4003 shareholders.

ITEM 27  INDEMNIFICATION

    The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

    Section 9 of the Distribution Agreement between the Fund and Navellier Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

    Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Advisor provides for indemnification of the parties thereto under certain circumstances.

ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:


Name and Principal            Positions Held with Registrant                  Principal Occupations During Past
Business Address              and Its Affiliates                              Two Years
------------------            ------------------------------                  ---------------------------------

Louis Navellier One East      Trustee and President of The Navellier           Mr. Navellier is and has been the CEO and President
Liberty Third Floor           Performance Funds, one of Portfolio Managers     of Navellier & Associates Inc., an investment
Reno, NV 89501                of the Aggressive Growth Portfolio, the          management company since 1988; is and has been CEO
                              Mid Cap Growth Portfolio and the Aggressive      and President of Navellier Management, Inc.; one of
                              Micro Cap Portfolio.  Mr. Navellier              the Portfolio Managers for the Investment Advisor
                              is also the CEO, President, Treasurer, and       to this Fund and was one of Portfolio Managers to
                              Secretary of Navellier Management, Inc., a       The Navellier Series Fund; President and CEO of
                              Delaware Corporation which is the Investment     Navellier Securities Corp., the principal
                              Advisor to the Fund.  Mr. Navellier is also      Underwriter to this Fund and The Navellier Series
                              CEO, President, Secretary, and Treasurer of      Fund; CEO and President of Navellier Fund
                              Navellier & Associates Inc., Navellier           Management, Inc. and investment advisory company,
                              Publications, Inc., MPT Review Inc., and         since November 30, 1995; and has been publisher and
                              Navellier International Management, Inc.;        editor of MPT Review from August 1987 to the
                              Trustee and President of The American Tiger      present, and was publisher and editor of the
                              Funds                                             predecessor investment advisory newsletter OTC
                                                                               Insight, which he began in 1980 and wrote through
                                                                               July 1987.



ITEM 29  PRINCIPAL UNDERWRITERS

    (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Series Fund.

    (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:

Name and Principal      Position and Offices          Positions and Offices
Business Address        with Underwriter              with Registrant
------------------      --------------------          ---------------------

Louis Navellier         CEO, President, Director,     Trustee, President and
One East Liberty,       Treasurer and Secretary       CEO
Third Floor
Reno, NV 89501

    (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.

ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Performance Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Custodian and Transfer agent at 4922 Fairmont Avenue, Bethesda, MD 20814.

ITEM 31  MANAGEMENT SERVICES

    Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

ITEM 32  UNDERTAKINGS

    The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without change.

    The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Reno, and State of Nevada on the 1st day of May, 2000.


                             THE NAVELLIER PERFORMANCE FUNDS


                             By:___________________________________
                                Louis Navellier
                                President and Trustee

    The Navellier Performance Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on October 17, 1995, in the capacities and on the date indicated:


_____________________        Trustee and President
Louis Navellier(1)           (Principal Executive          May 1, 2000
                             Officer), Treasurer

________________________     Trustee
Joel Rossman                                               May 1, 2000


________________________     Trustee
Barry Sander                                               May 1, 2000


________________________     Trustee
Arnold Langsen(2)                                          May 1, 2000


________________________     Trustee and Secretary
Jacques Delacroix                                          May 1, 2000


1   These persons are interested persons affiliated with the Investment
Advisor.

2   This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.